Annual Report

October 31, 2001                   International Equity Funds
                                   Pilgrim Worldwide Growth
                                   Pilgrim International Value
Classes I and Q                    Pilgrim International
                                   Pilgrim International Core Growth
                                   Pilgrim International SmallCap Growth
                                   Pilgrim Emerging Countries

                                                              [LOGO] ING PILGRIM

                                TABLE OF CONTENTS

--------------------------------------------------------------------------------

          Letter to Shareholders ...............................     1
          Portfolio Managers' Reports ..........................     2
          Index Descriptions ...................................    14
          Report of Independent Accountants ....................    15
          Statements of Assets and Liabilities .................    16
          Statements of Operations .............................    18
          Statements of Changes in Net Assets ..................    19
          Financial Highlights .................................    22
          Notes to Financial Statements ........................    28
          Portfolios of Investments ............................    40
          Shareholder Meetings .................................    61
          Tax Information ......................................    63

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the Classes I and Q October 31, 2001 Annual Report for the International Pilgrim Funds. In February 2001, ING Pilgrim Group, Inc. and ING Pilgrim Investments, Inc. became ING Pilgrim Group, LLC and ING Pilgrim Investments, LLC, respectively.

Our fund family now has many funds of varying types which may provide core investment choices for the serious investor. As our fund family has grown, we have taken steps to rationalize the reporting for similar funds. We have conformed all of our International Funds to an October 31 year end for financial reporting purposes. There are six International Equity Funds included in this Annual Report.

At ING Pilgrim, we are dedicated to providing core investments for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis of other important investment decisions. ING Pilgrim prides itself on providing a family of core investments designed to help you reach your financial goals. Our goal is for every investor to have a successful investment experience.(SM)

Sincerely,
ING Pilgrim Group, LLC
December 15, 2001

PILGRIM WORLDWIDE GROWTH FUND                         Portfolio Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Mary Lisanti, Portfolio Manager; Jeffrey Bernstein, Portfolio Manager; Philip A. Schwartz, Portfolio Manager; Richard T. Saler, Portfolio Manager, ING Pilgrim Investments, LLC.

Goal: The Pilgrim Worldwide Growth Fund (the "Fund") seeks to invest at least 65% of its assets in equity securities of issuers located in at least three countries, one of which may be the U.S. The Fund generally invests at least 75% of its assets in common and preferred stocks, warrants and convertible securities. The Fund may invest in countries with emerging securities markets when portfolio managers believe they present attractive opportunities.

Investment Strategy:

U.S. component: The Fund seeks to invest in equity securities of large U.S. companies the portfolio managers feel have above-average prospects for growth. The Fund considers a company to be large if its market capitalization corresponds to the upper 90% of the S&P 500 Index. The portfolio managers emphasize a growth approach by searching for companies that they believe are managing change advantageously and may be poised to exceed growth expectations. The portfolio managers focus on both a "bottom-up" analysis that evaluates the financial condition and competitiveness of individual companies and a "top-down" thematic approach and sell discipline. The portfolio managers seek to identify themes that reflect the major social, economic and technological trends that they believe are likely to shape the future of business and commerce over the next three to five years. They also seek to provide a framework for identifying the industries and companies they believe may benefit most.

International component: The portfolio managers primarily use "bottom-up" fundamental analysis to identify stocks, which they believe offer good value relative to their peers in the same industry, sector or region. They also use "top-down" analysis to identify important themes or issues which may affect the investment environment in regions or sectors, and to estimate market risks. The portfolio managers focus on various factors, including valuation, catalysts to stock price appreciation, quality of management and financial measures.

Market Overview:

U.S. Market: U.S. equity markets were in the midst of one of the deepest and longest bear markets before the September 11th attacks, and the economy was teetering on the edge of recession. Industrial capacity utilization hit its lowest level since the 1980-82 recession, and unemployment rose above 5% for the first time since 1997. However, in the aftermath of the tragedy, markets were able to steady themselves and then recover, as swift action was taken on both the fiscal and monetary policy fronts. The Federal Reserve -- already pursuing a more accommodative strategy -- continued to increase liquidity throughout 2001 with ten rate cuts in ten months, totaling 450 basis points. While the signs of recovery have been more encouraging over the past few weeks, the past year has been one of the most difficult on record. The NASDAQ Composite fell 49.84% in the latest twelve month period, and fell 72.98% from peak to trough, which was reached in late September. The Dow Jones Industrial Average fell 17.28%, while the S&P 500 Index tumbled 24.90%. Small and mid cap stocks performed somewhat better, although the Russell 2000 Index still declined 12.70% and the S&P Midcap Index dropped 12.44% over the past year.

Foreign Markets: The fiscal year ended October 31, 2001 proved one of the more difficult in memory, with only two counter-trend rallies offering relief. The deteriorating global economy darkened profit forecasts all year long, and then, any hope of quick recovery was dashed on September 11th. Key this year has been whether Federal Reserve rate cuts, as aggressive as they have been, can quickly restore economic confidence. The effects of the bursting technology bubble were felt worldwide, and the MSCI EAFE Index declined 24.7%. European economies suffered as well, where the MSCI Europe Index fell by 24.2%. The Euro's 4.7% gain versus the US Dollar reflects an improving opinion on the merits of the currency, and a relatively tighter monetary policy. Earnings visibility, however, remains weak given the business environment and the after-effects of the telecom spending spree. In Japan, hopes for reform were piqued earlier this year upon Prime Minister Koizumi's arrival. With strong popular support and promises of a final write-down of bad loans, Koizumi spurred a Japanese market rally that proved short-lived. The MSCI Japan Index fell 33.1% for the year, as a harder economic reality emerged. Progress in structural reform advanced with puzzling difficulty. Investors then grew concerned about Japan's ability to reform without first experiencing major financial stress.

Outperforming sectors internationally were in the high earnings visibility areas of consumer non-durables, whereas, IT services, technology hardware and telecom sectors suffered the most.

Performance: For the fiscal year ended October 31, 2001 the Fund's Class Q shares declined 38.56%. The Morgan Stanley Capital International World Index fell 25.16% for the same period. According to Morningstar, the average return for the global fund category was -27.17%.

U.S. Market: At this point last year, the domestic portion of the Fund was substantially more defensive with significant positions in healthcare, consumer staples, and select utility stocks. However, as technology stocks pulled back to perceived bargain levels, we became more aggressive and added to companies with management teams who were experienced in managing through economic downturns and were potentially positioned to benefit from an economic recovery. Growth stock investing has been clearly out of favor over the past twelve months, and the Fund's strategy has suffered as a result. However, valuations are compelling for growth stocks, and we have thus increased our weighting in technology, healthcare, and stocks that are sensitive to the early stages of an economic recovery.

Foreign Markets: For most of the fiscal year the Fund maintained relatively large positions in high visibility companies such as Nestle, Diageo and Givaudan. Large financial company positions such as Fortis and Barclays acted defensively as well. The Fund maintained underweight positions in capital equipment, technology and telecom sectors, and benefited by avoiding economically sensitive stocks. Later in the year, defensive stocks were reduced since they had reached excessively high valuations. The Fund then selectively added to positions in technology and telecom as valuations became attractive. The focus has been very much on companies with strong balance sheets and cash generation, regardless of sector. As markets placed an increasingly high premium on financial strength, the Fund was able to avoid some notable disappointments.

Portfolio Managers' Report                         PILGRIM WORLDWIDE GROWTH FUND
--------------------------------------------------------------------------------

Market Outlook:

U.S. Market: While the current economic news is bleak, markets have a history of anticipating a recovery. Historically, the market has bottomed six to nine months before the economy turns. The best opportunities to invest in stocks often come when visibility is poor, because prices are reflective of the current environment rather than future opportunities. We remained focused on identifying the "best of the best." These are the companies best positioned to capitalize on the changes and dislocations that every cycle produces. We have focused on businesses with strong balance sheets and experienced management teams who are strengthening their companies' business models and gaining market share throughout the downturn.

Foreign Markets: The recession environment became well priced into expectations after September 11th. The debate today centers around the shape, magnitude and timing of recovery, or whether markets face a lengthy Japan-style adjustment. The managers believe that, while much of this is unknowable, opportunities exist in financially sound companies that stand to benefit from recovery. Probabilities suggest the amount of economic stimulus in the system should spur an upturn, and that the portfolio should become more geared in that direction. Strict valuation discipline will be maintained in order to limit downside risk.

                                        8/31/95    10/95     10/96     10/97     10/98     10/99     10/00    10/31/01
                                        -------   -------   -------   -------   -------   -------   -------   -------
Pilgrim Worldwide Growth Fund Class Q   $10,000   $ 9,904   $11,384   $13,920   $15,832   $26,112   $30,052   $18,465
MSCI World Index                        $10,000   $10,109   $11,686   $13,526   $15,252   $19,280   $19,444   $14,552

                               Average Annual Total Returns for the
                                 Periods Ended October 31, 2001
                             -----------------------------------------
                                                       Since Inception
                                                          of Class Q
                             1 Year         5 Year         8/31/95
                             ------         ------         -------
Class Q                      -38.56%        10.13%          10.45%
MSCI World Index             -25.16%         4.48%           6.27%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim Worldwide Growth Fund against the MSCI World Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio and incurs no operating expenses. An investor cannot invest directly in an index.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Since inception performance for the index is shown from 09/01/95.

Principal Risk Factor(s): Price volatility and other risks that accompany an investment in growth-oriented foreign equities. Sensitivity to currency exchange rates, international, political and economic conditions and other risks that affect foreign securities. The Fund may also invest in small and medium sized companies, which may be more susceptible to price volatility than larger companies. Risks of foreign investing are generally intensified for investments in emerging markets.

                 See accompanying index descriptions on page 14.

PILGRIM INTERNATIONAL VALUE FUND                      Portfolio Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Brandes' LargeCap Investment Committee, Brandes Investment Partners, L.P.

Goal: The International Value Fund (the "Fund") seeks long-term capital appreciation by investing primarily in non-U.S. companies with market capitalizations greater than $1 billion. The Fund may hold up to 25% of its assets in companies with smaller market capitalizations.

Market Overview: Throughout much of the twelve month period ended October 31, 2001, returns for non-U.S. stock markets were dragged down by a variety of concerns. During the period, the MSCI EAFE Index fell 24.7%. Emerging markets had similar losses, falling 25.4%. International markets were consistently rattled by worries over economic sluggishness and prospects for declining corporate profits. Tumbling technology stocks also contributed to losses and weakened sentiment.

Additional concerns, including the stability of the banking system in Japan, also weighed on market participants' resolve. Reflecting the difficult environment in Japan, the Nikkei Index sunk to a sixteen-year low in the first quarter of 2001.

As central banks around the world cut short-term interest rates in the second quarter, markets responded with tepid advances. However, those gains were not sustained. Fresh signs of continued deceleration in global economic growth and eroding corporate profits surfaced in July and August, dragging down share prices further. In September, stocks fell sharply in the wake of terrorist attacks in the United States.

The terrorist attacks appeared to exacerbate market participants' malaise and caution. Amid a crisis of confidence, emerging markets share prices slumped during the third quarter. Concerns over Argentina's financial woes also weighed on returns in Latin America and across many emerging markets, as well. Despite the difficult environment, international stocks did share in a modest rally following a sharp sell-off immediately following the terrorist attacks. Between September 11th and October 31st, performance for the MSCI EMF Index was essentially flat, while the MSCI EAFE Index gained 1.8%.

Performance: For the fiscal year ended October 31, 2001, the Fund's Class Q shares fell 15.80% versus a 24.68% decline for the MSCI EAFE Index.

Portfolio Specifics: The combination of negative returns among diversified telecom services companies and a significant weighting in this industry proved to be the greatest drag on the Fund's overall performance in the period. Examples of underperforming telecom stocks included British Telecom (United Kingdom; 1.4% portfolio weighting), NTT Corp. (Japan; 1.4%), and Deutsche Telekom (Germany; 1.0%). Similarly, slumping returns for holdings in Japan and significant exposure to this country also weighed on results. Weak returns for holdings in Brazil and France also contributed to the decline.

While the Fund fell, it showed greater resilience than the MSCI EAFE Index. Contributing to better-than-benchmark performance were solid gains among tobacco holdings such as British American Tobacco (United Kingdom; 3.2% portfolio weighting) and Altadis (Spain; 1.9%).

The complexion of the Fund did not change significantly during the period. With respect to countries, it retains its greatest exposure to the United Kingdom and Japan. It maintains its largest industry exposure in diversified telecom services and banks. During the period, sales of select holdings whose share prices had climbed to levels consistent with our estimation of their underlying business values reduced our exposure in the United Kingdom. Depreciation also lessened our U.K. weighting. Among the U.K. positions we sold were Safeway (food & drug retailing), Royal & Sun Alliance (insurance), Reckitt Benckiser (household products), and Cadbury Schweppes (food products).

Reflecting our conviction in the Fund's diversified telecom services holdings, we took advantage of what we perceived as short-term price declines to add to a number of existing positions such as Deutsche Telekom and Telecom Italia (Italy; 1.1% of the portfolio). We also made select new purchases such as Zurich Financial Services (Switzerland -- diversified financials; 3.2%) and Repsol (Spain -- oil & gas; 2.3%). Our company-by-company analysis reinforced the promise of existing holdings in the banking industry. During the period, we purchased additional shares of banking holdings such as Bayerische Hypo Vereinsbank (Germany; 1.0%), Banco Bilbao Viz Argentaria (Spain; 2.1%), and Overseas Chinese Banking Corp. (Singapore; 1.5%).

Market Outlook: In spite of share price declines during the period, we believe the Fund remains well positioned for future gains. We acknowledge problems with a number of telecom companies, but believe market participants have jumped to generalizations regarding the industry and, in the process, have dismissed attractive telecom candidates. We continue to hold what we believe to be select telecom businesses with strong fundamentals and long-term appreciation potential.

Amid the emotionally charged environment surrounding international equity markets following the terrorist attacks in the United States, we remain focused on the objective, rational assessment of individual companies. We retain strict adherence to our value investment disciplines and maintain a long-term perspective. We continue to purchase and hold what we believe to be quality businesses trading at attractive prices. In our opinion, the fundamental strengths of these businesses will be recognized in the broader market over the long term, potentially rewarding patient investors with favorable results.

Portfolio Managers' Report                      PILGRIM INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------

                                                  1/24/00     10/00     10/31/01
                                                  -------    -------    -------
Pilgrim International Value Fund Class Q          $10,000    $10,491    $ 8,832
MSCI EAFE Index                                   $10,000    $ 9,212    $ 6,939

                                     Average Annual Total Returns
                                 for the Periods Ended October 31, 2001
                            ------------------------------------------------
                                         Since Inception     Since Inception
                                            of Class Q         of Class I
                            1 Year           01/24/00           06/18/01
                            ------           --------           --------
Class I                         --                --             -11.09%
Class Q                     -15.80%           -11.68%                --
MSCI EAFE Index             -24.68%           -18.84%(1)         -11.75%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim International Value Fund against the MSCI EAFE Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio and incurs no operating expenses. An investor cannot invest directly in an index.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Since inception performance for the index is shown from 02/01/00.

(2)  Since inception performance for the index is shown from 07/01/01.

Principal Risk Factor(s): In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility than those of larger companies. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic. The risks of foreign investing are generally intensified for investing in emerging markets. Investing in funds that are concentrated in a smaller number of holdings poses greater risk than those funds with a larger number of holdings because each investment has a greater effect on the Fund's performance.

                 See accompanying index descriptions on page 14.

PILGRIM INTERNATIONAL FUND                            Portfolio Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Philip A. Schwartz, C.F.A., Portfolio Manager; Richard T. Saler, Portfolio Manager, ING Pilgrim Investments, LLC.

Goal: The Pilgrim International Fund ( the "Fund") seeks to invest at least 65% of its assets in equity securities of issuers located in countries outside the U.S. The Fund generally invests at least 75% of its assets in common and preferred stocks, warrants and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the portfolio managers believe they present attractive investment opportunities.

Investment Strategy: The portfolio managers primarily use "bottom-up" fundamental analysis to identify stocks, which they believe offer good value relative to their peers in the same industry, sector or region. They also use "top-down" analysis to identify important themes or issues, which may affect the investment environment in regions or sectors, and to estimate regional market risks. The portfolio managers focus on various factors, including valuation of the companies, catalysts to stock price appreciation, quality of management and financial measures.

Market Overview: The fiscal year ended October 31, 2001, proved one of the more difficult in memory, with only two counter-trend rallies offering relief. The deteriorating global economy darkened profit forecasts all year long, and then, any hope of quick recovery was dashed on September 11th. Key this year has been whether Federal Reserve rate cuts, as aggressive as they have been, can quickly restore economic confidence. The effects of the bursting technology bubble were felt worldwide, and the MSCI EAFE Index declined 24.7%. European economies suffered as well, where the MSCI Europe Index fell by 24.2%. The Euro's 4.7% gain versus the US Dollar reflects an improving opinion on the merits of the currency, and a relatively tighter monetary policy. Earnings visibility, however, remains weak given the business environment and the after-effects of the telecom spending spree. In Japan, hopes for reform were piqued earlier this year upon Prime Minister Koizumi's arrival. With strong popular support and promises of a final write-down of bad loans, Koizumi spurred a Japanese market rally that proved short-lived. The MSCI Japan Index fell 33.1% for the year, as a harder economic reality emerged. Progress in structural reform advanced with puzzling difficulty. Investors then grew concerned about Japan's ability to reform without first experiencing major financial stress. Outperforming sectors internationally were in the high earnings visibility areas of consumer non-durables, whereas, IT services, technology hardware and telecom sectors suffered the most.

Performance: For the period from inception (02/26/01) through October 31, 2001, the Fund's Class Q shares provided a total return of -18.10% versus a decline in the MSCI EAFE Index of 18.31% for the same period.

Portfolio Strategy: For most of the fiscal year the Fund maintained relatively large positions in high visibility companies such as Nestle, Diageo and Givaudan. Large insurance company positions such as Allianz and Swiss Re acted defensively as well. The Fund maintained underweight positions in capital equipment, technology and telecom sectors, and benefited by avoiding economically sensitive stocks. Later in the year, defensive stocks were reduced since they had reached excessively high valuations. The Fund then selectively added to positions in technology and telecom as valuations became attractive. The focus has been very much on companies with strong balance sheets and cash generation, regardless of sector. As markets placed an increasingly high premium on financial strength, the Fund was able to avoid some notable disappointments.

Market Outlook: The recession environment became well priced into expectations after September 11th. The debate today centers around the shape, magnitude and timing of recovery, or whether markets face a lengthy Japan-style adjustment.

The managers believe that while much of this is unknowable, opportunities exist in financially sound companies that stand to benefit from recovery. Probabilities suggest the amount of economic stimulus in the system should spur an upturn, and that the portfolio should become more geared in that direction. Strict valuation discipline will be maintained in order to limit downside risk.

Portfolio Managers' Report                            PILGRIM INTERNATIONAL FUND
--------------------------------------------------------------------------------

                                                          2/26/01       10/31/01
                                                          -------        -------
Pilgrim International Fund Class Q                        $10,000        $ 8,190
MSCI EAFE Index                                           $10,000        $ 8,169

                              Total Returns for the
                          Period Ended October 31, 2001
                          -----------------------------
                                 Since Inception
                                   of Class Q
                                    02/26/01
                                    --------
Class Q                              -18.10%
MSCI EAFE Index                      -18.31%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim International Fund against the MSCI EAFE Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio and incurs no operating expenses. An investor cannot invest directly in an index.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Since inception performance for the index is shown from 03/01/01.

Principal Risk Factor(s): In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility than those of larger companies. Price volatility and other risks accompany an investment in growth-oriented foreign equities. Currency exchange rates, international, political and economic conditions and other risks affect foreign securities. The risks of foreign investing are generally intensified for investing in emerging markets.

                 See accompanying index descriptions on page 14.

PILGRIM INTERNATIONAL
CORE GROWTH FUND                                      Portfolio Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Philip A. Schwartz, C.F.A., Portfolio Manager; Richard T. Saler, Portfolio Manager, ING Pilgrim Investments, LLC.

Goal: The Pilgrim International Core Growth Fund (the "Fund") seeks to invest at least 65% of its assets in equity securities of issuers located in countries outside the U.S. The Fund generally invests at least 75% of its assets in common and preferred stocks, warrants and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the portfolio managers believe they present attractive investment opportunities.

Investment Strategy: The portfolio managers primarily use "bottom-up" fundamental analysis to identify stocks which they believe will have earnings growth faster than that of the markets in which they are based, for at least 80% of the Fund's stock positions. They also use "top-down" analysis to identify important themes or issues which may affect the investment environment in the regions or sectors, and to estimate regional market risks. The portfolio managers focus on various factors, including valuation of the companies, catalysts to stock price appreciation, quality of management and financial measures.

Market Overview: The fiscal year ended October 31, 2001, proved one of the more difficult in memory, with only two counter-trend rallies offering relief. The deteriorating global economy darkened profit forecasts all year long, and then, any hope of quick recovery was dashed on September 11th. Key this year has been whether Federal Reserve rate cuts, as aggressive as they have been, can quickly restore economic confidence. The effects of the bursting technology bubble were felt worldwide, and the MSCI EAFE Index declined 24.7%. European economies suffered as well, where the MSCI Europe Index fell by 24.2%. The Euro's 4.7% gain versus the US Dollar reflects an improving opinion on the merits of the currency, and a relatively tighter monetary policy. Earnings visibility, however, remains weak given the business environment and the after-effects of the telecom spending spree. In Japan, hopes for reform were piqued earlier this year upon Prime Minister Koizumi's arrival. With strong popular support and promises of a final write-down of bad loans, Koizumi spurred a Japanese market rally that proved short-lived. The MSCI Japan Index fell 33.1% for the year, as a harder economic reality emerged. Progress in structural reform advanced with puzzling difficulty. Investors then grew concerned about Japan's ability to reform without first experiencing major financial stress.

Outperforming sectors internationally were in the high earnings visibility areas of consumer non-durables, whereas, IT services, technology hardware and telecom sectors suffered the most.

Performance: For the fiscal year ended October 31, 2001, the Fund's Class Q shares provided a total return of -26.26% versus a decline in the MSCI EAFE Index of 24.68%.

Portfolio Strategy: For most of the fiscal year, the Fund maintained relatively large positions in high visibility companies such as Nestle, Diageo and Givaudan. Large financial company positions such as Allianz and Barclays acted defensively as well. The Fund maintained underweight positions in capital equipment, technology and telecom sectors, and benefited by avoiding economically sensitive stocks. Later in the year, defensive stocks were reduced since they had reached excessively high valuations. The Fund then selectively added to positions in technology and telecom as valuations became attractive. The focus has been very much on companies with strong balance sheets and cash generation, regardless of sector. As markets placed an increasingly high premium on financial strength, the Fund was able to avoid some notable disappointments.

Market Outlook: The recession environment became well priced into expectations after September 11th. The debate today centers around the shape, magnitude and timing of recovery, or whether markets face a lengthy Japan-style adjustment.

The managers believe that, while much of this is unknowable, opportunities exist in financially sound companies that stand to benefit from recovery. Probabilities suggest the amount of economic stimulus in the system should spur an upturn, and that the portfolio should become more geared in that direction. Strict valuation discipline will be maintained in order to limit downside risk.

                                                           PILGRIM INTERNATIONAL
Portfolio Managers' Report                                      CORE GROWTH FUND
--------------------------------------------------------------------------------

                                                 2/28/97     10/97      10/98      10/99      10/00    10/31/01
                                                 -------    -------    -------    -------    -------    -------
Pilgrim International Core Growth Fund Class Q   $10,000    $11,864    $12,876    $17,783    $18,403    $13,571
MSCI EAFE Index                                  $10,000    $10,412    $11,448    $14,124    $13,747    $10,354

                               Average Annual Total Returns
                          for the Periods Ended October 31, 2001
                          --------------------------------------
                                            Since Inception
                               1 Year          02/28/97
                               ------          --------
Class Q                       -26.26%            6.76%
MSCI EAFE Index               -24.68%            0.75%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim International Core Growth Fund against the MSCI EAFE Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio and incurs no operating expenses. An investor cannot invest directly in an index.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Since inception performance for the index is shown from 03/01/97.

Principal Risk Factor(s): Price volatility and other risks that accompany an investment in growth-oriented foreign equities. Currency exchange rates, international, political and economic conditions and other risks affect foreign securities. Risks of foreign investing are generally intensified for investments in emerging markets.

                 See accompanying index descriptions on page 14.

PILGRIM INTERNATIONAL
SMALLCAP GROWTH FUND                                  Portfolio Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Randall S. Kahn, Portfolio Manager; Loretta J. Morris, Portfolio Manager; Catherine Somhegyi Nicholas, Chief Investment Officer, Nicholas-Applegate Capital Management.

Goal: The International SmallCap Growth Fund (the "Fund") seeks to maximize long-term capital appreciation through investments in small-capitalization, non-US securities.

Market Overview: In late 2000 and through October 31, 2001, the international stock markets were marked by volatility amid slowing economic growth worldwide. The events of September 11th only served to further heighten investor worry and cloud the outlook for recovery.

After ticking up slightly in January, stocks prices in developed non-US markets tumbled in February and March. European bourses led the market downturn. Negative news from many of the region's technology and telecommunications companies weighed on investor sentiment, as did the rapid deceleration in US GDP growth. In Japan, the MSCI Japan Index fell amid political uncertainty over the fate of Prime Minister Mori and concerns about the state of the domestic and US economies.

The second quarter saw numerous interest rate cuts by central bankers worldwide attempting to rekindle sluggish economic growth. However, two crucial markets did not follow suit. Europe's small cap environment was not nearly as favorable, as the European Central Bank lowered rates just 25 basis points in the second quarter. Meanwhile, the euro continued to weaken, declining 3.2% in the second quarter. In Japan's zero-interest rate environment, monetary easing was not an option. However, investors were encouraged by the election of a charismatic leader who promised to reform the nation's financial system. As a result, the yen strengthened slightly during the quarter.

During the third quarter, a period marked by economic malaise and the shock of terrorism in the United States, international small capitalization stocks were particularly affected by bearish sentiment. Even before the September 11th terrorist attacks, the US Federal Reserve Board was in the process of boosting liquidity throughout the world.

In August, rates fell 25 basis points for a total of 300 basis points year-to-date. However, the global economy was not responding to this stimulus. In response to terrorist attacks, the U.S. Federal Reserve Board reduced short-term interest rates by 50 basis points when the market re-opened on September 17, 2001. It did so again on October 2, 2001 in an effort to restore confidence in global markets. However, small cap stocks in industries such as airlines, autos, luxury goods and other economic cyclical companies faced daunting challenges.

Performance: For the fiscal year ended October 31, 2001, the Fund's Class Q Shares provided a total return of -34.11% compared to the Salomon EPAC EMI (Europe, Pacific Australasia Composite Extended Market Index), which declined 19.16% during the same period.

Portfolio Specifics: The reporting period saw continued weakness in the global economy, which in turn pressured stock prices.

During the reporting period, stock selection and an overweight position in technology stocks was the largest factor in the portfolio's underperformance. As a result, the portfolio management team sharply reduced exposure to this sector. Holdings in technology issues fell from 33.98% on October 31, 2000, to 12.54% on October 31, 2001. Instead, assets were shifted to energy, commercial/industrial, producers/manufacturing and healthcare companies as we identified more attractive opportunities in these areas based on bottom-up fundamental research. Energy holdings were then reduced later in the period amid declining demand and unattractive valuations. As of October 31, 2001, the portfolio was significantly overweight the energy and healthcare sectors and underweight financial services stocks.

On a country basis, stock selection in the UK, Japan and Canada (which is not included in the benchmark index) negatively influenced returns. The decline in UK stocks came despite solid economic growth in that country. Japanese equities came under pressure throughout the period as its economy sank into recession and its banking and bad-debt woes worsened. At period's end, the portfolio was underweight stocks in Japan and the UK and overweight stocks in Denmark and Norway.

Market Outlook: Companies with strong balance sheets and the ability to generate cash flow are the most likely to survive in the current difficult business environment. Defensive sectors such as food and pharmaceuticals are likely to perform best, since these companies make things that consumers must buy regardless of the economy.

In addition, small cap companies will likely be acquired as their stock prices become increasingly attractive to larger companies. However, the asset class is likely to continue benefiting from a stronger local currency in relation to the dollar as well as continued efforts by central banks to boost global liquidity.

International small-cap stocks will likely experience volatility given the environment. We counsel investors to remain patient and disciplined in the weeks and months ahead. We believe investors ultimately should be rewarded for staying the course. Finally, we thank you for your patience and understanding during this difficult period.

                                                           PILGRIM INTERNATIONAL
Portfolio Managers' Report                                  SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

                                                     8/31/95    10/95     10/96     10/97     10/98     10/99     10/00   10/31/01
                                                     -------   -------   -------   -------   -------   -------   -------   -------
Pilgrim International SmallCap Growth Fund Class Q   $10,000   $ 9,760   $11,408   $13,986   $16,221   $28,593   $36,581   $24,105
Salomon EPAC EMI                                     $10,000   $ 9,790   $10,969   $10,468   $10,585   $12,494   $12,223   $ 9,881

                                         Average Annual Total Returns
                                    for the Periods Ended October 31, 2001
                                   -----------------------------------------
                                                             Since Inception
                                                                of Class Q
                                   1 Year         5 Year         08/31/95
                                   ------         ------         --------
Class Q                           -34.11%         16.14%          15.33%
Salomon EPAC EM Index             -19.16%         -2.07%          -0.19%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim International SmallCap Growth Fund against the Salomon EPAC EM Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio and incurs no operating expenses. An investor cannot invest directly in an index.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Since inception performance for the index is shown from 09/01/95.

Principal Risk Factor(s): In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility than investing in larger companies. Price volatility and other risks accompany an investment in growth-oriented foreign equities. Currency exchange rates, international, political and economic conditions and other risks affect foreign securities. Risks of foreign investing are generally intensified for investments in emerging markets.

                 See accompanying index descriptions on page 14.

PILGRIM EMERGING COUNTRIES FUND                       Portfolio Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Richard Saler, Senior VP; Philip Schwartz, Senior VP; Jan Wim Derks, VP; Eric Anderson, VP; Bratin Sanyal, VP; ING Pilgrim Investments, LLC.

Goal: The Pilgrim Emerging Countries Fund (the "Fund") seeks to maximize long-term capital appreciation through investments in Emerging Markets securities.

Investment Strategy: The Fund invests at least 65% of its net assets in securities of issuers located in at least three countries with emerging securities markets. Countries with emerging securities markets are those countries which generally are considered to be emerging market countries by the international investment community. The Fund may invest up to 35% of its total assets in securities of US and other developed market issuers, including investment-grade debt securities of US issuers. Under normal conditions, the Fund invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities.

Market Overview: During the reporting period emerging markets fell sharply. Using MSCI data, Latin America decreased by 22.6%, Asia by 23.3%, Europe and Middle East by 37.4% and South Africa by 16.3%. Over the same period the world's developed markets fell by 26.4%. In line with developed markets, emerging markets suffered from a poor sentiment for equities in general. Already since the middle of 2000 the equity markets started to discount a slowdown in global economic growth and disappointing earnings numbers. Because emerging markets are seen as a leveraged play on global growth, emerging markets were early in pricing in a serious slowdown. As a result, emerging markets underperformed developed markets in calendar year 2000. Since then, the global slowdown has materialized, and the markets are waiting for the first signs of a pick up in growth. Knowing that emerging markets will also be early in pricing in higher growth, emerging markets have outperformed developed markets in 2001. After investors started to be more risk averse following the September 11th attacks, emerging markets equities underperformed developed markets in September 2001, but partially regained lost ground in October 2001. Argentina and Turkey remained the main problem spots in emerging markets.

Both countries are suffering from a financial and economic crisis and are heavily dependent on external financing. Over the period, Argentina's stock market was down 51.0% and Turkey's market by 66.5%. Amongst the better performing countries during the reporting period were South Korea (+0.4%), Poland (+0.1%) and South Africa (-3.5%).

Performance: For the fiscal year ended October 31, 2001, the Fund's Class Q shares provided a total return of -27.01% compared to the MSCI Emerging Markets Free Index, which returned -23.46% for the same period.

Portfolio Specifics: In the second half of the review period we reduced our overweight in Latin America initially to a neutral position and later on to an underweight. The situation in Argentina will probably continue to contaminate the rest of the South American region, including heavyweight Brazil. Within Latin America we are neutral Brazil, slightly underweight Mexico and underweight smaller markets like Argentina, Chile and Peru. In Asia we gradually upped the position to a slight overweight. Valuations have become very attractive and the region will be the first beneficiary from a recovery of global growth. We are overweight India, Korea and Thailand, neutral on China and Malaysia and underweight Taiwan, Philippines and Indonesia. We kept our overweight in the EMEA (Europe, Middle East, Africa) region all along. We remain overweight Eastern Europe and Russia. South Africa was reduced from an overweight to a slight underweight. In terms of sectors we are overweight TMT (technology, media, telecommunications), neutral on energy and underweight financials, industrials and food.

Market Outlook: We think the negative economic outlook is already fully incorporated in emerging markets stock prices. Global emerging market's valuation are near historical lows with P/E's at single digits for 2001 and 2002 versus P/E multiples of approximately 20 in developed markets. Therefore, we remain constructive with regard to the medium to longer term outlook for emerging markets. We believe a recovery of global growth in the second half of 2002 will very likely be anticipated by a rally in emerging markets in early 2002.

Portfolio Managers' Report                       PILGRIM EMERGING COUNTRIES FUND
--------------------------------------------------------------------------------

                                          8/31/95    10/95     10/96     10/97     10/98     10/99     10/00   10/31/01
                                          -------   -------   -------   -------   -------   -------   -------   -------
Pilgrim Emerging Countries Fund Class Q   $10,000   $ 9,520   $11,552   $13,235   $ 9,901   $13,781   $13,732   $10,024
MSCI EMF Index                            $10,000   $ 9,572   $10,192   $ 9,328   $ 6,437   $ 9,310   $ 8,490   $ 6,498

                              Average Annual Total Returns for the
                                 Periods Ended October 31, 2001
                           -------------------------------------------
                                                       Since Inception
                                                         of Class Q
                            1 Year         5 Year         08/31/95
                            ------         ------         --------
Class Q                    -27.01%         -2.84%           0.04%
MSCI EMF Index             -23.46%         -8.61%          -6.75%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim Emerging Countries Fund against the MSCI EMF Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio and incurs no operating expenses. An investor cannot invest directly in an index.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Since inception performance for the index is shown from 09/01/95.

Principal Risk Factor(s): Sensitivity to currency exchange rates, international, political and economic conditions and other risks that affect foreign securities. Risks of foreign investing are generally intensified for investments in emerging markets.

                 See accompanying index descriptions on page 14.

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The S&P 500 Index is a widely recognized index of 500 common stocks.

The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders of their industry.

The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market & SmallCap stocks.

The Russell 2000 Index consists of the smallest 2000 companies in the Russell 3000 Index.

The MSCI EAFE Index consists of more than 1,000 securities taken from the largest market capitalization companies based in Europe, Australia and Asia (Australasia), and the Far East.

The MSCI Emerging Markets Free (EMF) Index is comprised of companies representative of the market structure of 22 emerging countries in Europe, Latin America and the Pacific Rim Basin.

The MSCI World Index consists of more than 1,400 securities of the largest publicly traded companies around the world based on market capitalization.

The Salomon EPAC Extended Market Index measures the performance of securities of smaller-capitalized companies in 22 countries excluding the U.S. and Canada.

The S&P MidCap Index is a market value-weighted index which measures the performance of the mid-size company segment of the U.S. market.

The MSCI Japan Index is a capitalization weighted index that monitors the performance of stocks from the country of Japan.

The MSCI Europe Index is a capitalization weighted index that monitors the performance of stocks from all the countries that make up the continent of Europe.

                           All indices are unmanaged.
                 An investor cannot invest directly in an index.

                        REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Trustees of Pilgrim Mayflower Trust and the Shareholders and Boards of Directors of Pilgrim Mutual Funds and Pilgrim International Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pilgrim Worldwide Growth Fund, Pilgrim International Core Growth Fund, Pilgrim International SmallCap Growth Fund, and Pilgrim Emerging Countries Fund, four of the twelve funds comprising Pilgrim Mutual Funds, Pilgrim International Value Fund, one of the three funds comprising Pilgrim Mayflower Trust and Pilgrim International Fund, Inc., (each a "Fund" collectively, the "Funds") at October 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets and financial highlights for each of the periods presented, except as described below, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

For all periods ended prior to and including June 30, 2000 for Pilgrim Worldwide Growth Fund, Pilgrim International Core Growth Fund, Pilgrim International SmallCap Growth Fund and Pilgrim Emerging Countries Fund the statements of changes in net assets and financial highlights were audited by other auditors whose report dated August 4, 2000 expressed unqualified opinions on those financial statements and financial highlights.

/s/ PricewaterhouseCoopers LLP

Denver, Colorado
December 14, 2001

          STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2001
--------------------------------------------------------------------------------

                                                                                        Pilgrim         Pilgrim
                                         Pilgrim          Pilgrim                     International  International      Pilgrim
                                        Worldwide      International      Pilgrim         Core          SmallCap        Emerging
                                         Growth            Value       International     Growth          Growth         Countries
                                          Fund             Fund             Fund          Fund            Fund            Fund
                                      -------------   ---------------   ------------   ------------   -------------   -------------
ASSETS:
Investments in securities, at value*  $ 315,144,292   $ 2,360,491,607   $ 36,839,004   $ 37,415,360   $ 376,619,147   $ 117,985,399
Short-term investments, at
 amortized cost                           9,000,000                --      3,698,212      3,398,150              --       3,398,682
Cash                                        450,719       105,173,748        184,177             --      11,457,418              --
Foreign currencies at value**                    --                --          7,482             --         373,604       2,462,645
Receivables:
  Investment securities sold             13,256,712        26,881,267      1,144,633      1,146,664       6,061,609       5,599,038
  Fund shares sold                          122,305        11,164,488         70,436        185,108         628,626         224,927
  Dividends and interest                    443,809         7,963,013        103,077         75,679         643,034         263,666
  Other                                          --                --             --        202,333         164,071          96,590
Unrealized appreciation on forward
 foreign currency contracts                      --                --             --             --         971,770              --
Prepaid expenses                             92,706           153,127         33,343         18,220          59,099          50,688
Reimbursement due from manager              467,636                --             --         80,369          15,793              --
                                      -------------   ---------------   ------------   ------------   -------------   -------------
   Total assets                         338,978,179     2,511,827,250     42,080,364     42,521,883     396,994,171     130,081,635
                                      -------------   ---------------   ------------   ------------   -------------   -------------
LIABILITIES:
Payable for investment securities
 purchased                               10,441,333        20,020,000        835,357        835,919       6,094,959       7,323,154
Unrealized depreciation on forward
 foreign currency contracts                      --                --             --             --         186,304              --
Payable for fund shares redeemed          1,358,893         4,352,935         14,980         60,326       1,022,674         314,957
Payable to affiliates                       489,031         3,457,369         59,554         61,760         530,441         341,527
Payable to custodian                             --                --             --        211,098              --          33,377
Other accrued expenses and
 liabilities                                496,413         1,255,373        199,830        153,785         406,264         655,073
                                      -------------   ---------------   ------------   ------------   -------------   -------------
   Total liabilities                     12,785,670        29,085,677      1,109,721      1,322,888       8,240,642       8,668,088
                                      -------------   ---------------   ------------   ------------   -------------   -------------
NET ASSETS                            $ 326,192,509   $ 2,482,741,573   $ 40,970,643   $ 41,198,995   $ 388,753,529   $ 121,413,547
                                      =============   ===============   ============   ============   =============   =============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                       $ 521,637,634   $ 2,868,481,473   $ 58,185,972   $ 55,337,069   $ 596,283,012   $ 224,946,338
Accumulated net investment income
  (loss)                                         --        12,018,823        (24,777)       (46,479)     (1,288,353)             --
Accumulated net realized gain (loss)
 on investments and foreign
 currencies (net of foreign tax on
 the sale of Indian investments of
 $0, $0, $0, $0, $0 and $1,197,118,
 respectively -- see Note 2)           (161,354,195)       52,732,560    (11,853,841)   (10,013,553)   (186,481,503)    (81,759,738)
Net unrealized depreciation of
 investments and foreign
 currencies                             (34,090,930)     (450,491,283)    (5,336,711)    (4,078,042)    (19,759,627)    (21,773,053)
                                      -------------   ---------------   ------------   ------------   -------------   -------------
NET ASSETS                            $ 326,192,509   $ 2,482,741,573   $ 40,970,643   $ 41,198,995   $ 388,753,529   $ 121,413,547
                                      =============   ===============   ============   ============   =============   =============
*  Cost of securities                 $ 349,238,008   $ 2,811,042,422   $ 42,177,386   $ 41,493,927   $ 397,148,020   $ 139,743,091
** Cost of foreign currencies         $          --   $            --   $      7,270   $         --   $     376,344   $   2,470,814

                 See Accompanying Notes to Financial Statements

           STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2001
--------------------------------------------------------------------------------

                                                                                      Pilgrim        Pilgrim
                                  Pilgrim          Pilgrim                         International  International      Pilgrim
                                 Worldwide       International       Pilgrim           Core          SmallCap       Emerging
                                  Growth            Value         International       Growth         Growth         Countries
                                   Fund              Fund             Fund             Fund           Fund             Fund
                                ------------    --------------    -------------    ------------    ------------    ------------
Class A:
  Net assets                    $134,152,279    $1,195,760,216    $  37,489,410    $  8,706,853    $153,803,882    $ 67,247,246
  Shares authorized                unlimited         unlimited      200,000,000       unlimited       unlimited       unlimited
  Par value                     $       0.00    $         0.01    $       0.001    $       0.00    $       0.00    $       0.00
  Shares outstanding               8,684,840        96,990,223        4,636,056         610,284       7,037,699       5,664,793
  Net asset value and
   redemption price per share   $      15.45    $        12.33    $        8.09    $      14.27    $      21.85    $      11.87
  Maximum offering price per
   share (5.75%)(1)             $      16.39    $        13.08    $        8.58    $      15.14    $      23.18    $      12.59
Class B:
  Net assets                    $ 71,943,042    $  421,883,800    $   1,960,781    $ 11,619,840    $ 74,540,781    $ 14,637,016
  Shares authorized                unlimited         unlimited      100,000,000       unlimited       unlimited       unlimited
  Par value                     $       0.00    $         0.01    $       0.001    $       0.00    $       0.00    $       0.00
  Shares outstanding               4,184,602        34,777,041          244,185         818,211       3,233,090       1,235,569
  Net asset value and
   redemption price per
   share(2)                     $      17.19    $        12.13    $        8.03    $      14.20    $      23.06    $      11.85
  Maximum offering price per
   share                        $      17.19    $        12.13    $        8.03    $      14.20    $      23.06    $      11.85
Class C:
  Net assets                    $102,919,340    $  603,228,883    $   1,513,539    $ 13,213,120    $ 69,319,628    $ 12,746,153
  Shares authorized                unlimited         unlimited       50,000,000       unlimited       unlimited       unlimited
  Par value                     $       0.00    $         0.01    $       0.001    $       0.00    $       0.00    $       0.00
  Shares outstanding               6,731,898        49,840,390          188,663         927,632       3,279,060       1,117,184
  Net asset value and
   redemption price per
   share(2)                     $      15.29    $        12.10    $        8.02    $      14.24    $      21.14    $      11.41
  Maximum offering price per
   share                        $      15.29    $        12.10    $        8.02    $      14.24    $      21.14    $      11.41
Class I:
  Net assets                             n/a    $  226,066,944              n/a             n/a             n/a             n/a
  Shares authorized                      n/a         unlimited              n/a             n/a             n/a             n/a
  Par value                              n/a    $         0.01              n/a             n/a             n/a             n/a
  Shares outstanding                     n/a        18,301,364              n/a             n/a             n/a             n/a
  Net asset value and
   redemption price per share            n/a    $        12.35              n/a             n/a             n/a             n/a
  Maximum offering price per
   share                                 n/a    $        12.35              n/a             n/a             n/a             n/a
Class Q:
  Net assets                    $ 17,177,848    $   35,801,730    $       6,913    $  7,659,182    $ 91,089,238    $ 26,783,132
  Shares authorized                unlimited         unlimited       50,000,000       unlimited       unlimited       unlimited
  Par value                     $       0.00    $         0.01    $       0.001    $       0.00    $       0.00    $       0.00
  Shares outstanding                 961,376         2,900,999              853         514,522       3,927,587       2,184,457
  Net asset value and
   redemption price per share   $      17.87    $        12.34    $        8.10    $      14.89    $      23.19    $      12.26
  Maximum offering price per
   share                        $      17.87    $        12.34    $        8.10    $      14.89    $      23.19    $      12.26

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

                 See Accompanying Notes to Financial Statements

         STATEMENTS OF OPERATIONS for the Year Ended October 31, 2001
--------------------------------------------------------------------------------

                                       Pilgrim          Pilgrim                         Pilgrim         Pilgrim          Pilgrim
                                      Worldwide      International       Pilgrim     International    International     Emerging
                                       Growth            Value        International   Core Growth    SmallCap Growth    Countries
                                        Fund             Fund             Fund            Fund            Fund             Fund
                                    -------------    -------------    ------------    ------------    -------------    ------------
INVESTMENT INCOME:
Dividends (net of foreign taxes)*   $   3,930,078    $  57,386,783    $    625,525    $    598,696    $   6,292,819    $  3,414,471
Interest                                1,791,847        3,093,743         129,188         176,341        1,851,071          69,384
                                    -------------    -------------    ------------    ------------    -------------    ------------
   Total investment income              5,721,925       60,480,526         754,713         775,037        8,143,890       3,483,855
                                    -------------    -------------    ------------    ------------    -------------    ------------
EXPENSES:
Investment advisory and
 management fees                        4,723,391       23,993,859         421,204         569,246        5,329,734       1,924,552
Distribution and service fees:
   Class A                                683,943        3,580,723          99,440          49,210          720,666         234,552
   Class B                                981,321        4,558,514          14,992         152,055        1,010,331         187,223
   Class C                              1,527,188        6,495,307          11,626         180,289          989,038         178,249
   Class Q                                 70,824           76,556              17          24,049          332,599         126,004
Transfer agent fees and expenses:

   Class A                                492,756          971,693         109,441          40,398          504,275         180,813
   Class B                                247,253          374,395           4,185          42,528          244,140          52,426
   Class C                                393,157          532,712           3,265          51,109          239,936          49,987
   Class I                                     --            8,649              --              --               --              --
   Class Q                                  4,643           17,119               1           2,417           19,223           7,556
Administrative and service fees            28,105        3,649,006          45,771          11,163           35,120          15,695
Custodian and fund accounting
 expenses                                 398,355        1,484,000         189,277         187,751          584,322         357,613
Printing and postage expenses             514,307        1,125,870          21,782          42,885          274,850          86,870
Registration fees                         246,320          109,279         111,027          56,585          207,473          60,148
Professional fees                         280,604          392,000          23,043          16,075          161,445          36,865
Trustee expenses                           40,970           40,950           5,151           4,805           27,717          14,965
Merger expenses                            56,074               --          17,218              --               --         107,439
Miscellaneous expenses                     75,876           82,505           8,223          12,346           24,812          47,792
                                    -------------    -------------    ------------    ------------    -------------    ------------
                                       10,765,087       47,493,137       1,085,663       1,442,911       10,705,681       3,668,749
Less:
   Waived and reimbursed fees             440,133               --              --         148,124               --          22,901
                                    -------------    -------------    ------------    ------------    -------------    ------------
   Total expenses                      10,324,954       47,493,137       1,085,663       1,294,787       10,705,681       3,645,848
                                    -------------    -------------    ------------    ------------    -------------    ------------
Net investment income (loss)           (4,603,029)      12,987,389        (330,950)       (519,750)      (2,561,791)       (161,993)
                                    -------------    -------------    ------------    ------------    -------------    ------------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCIES:
Net realized loss on investments
 (net of foreign tax on the sale
 of Indian investments of $0,
 $0, $0, $0, $0 and $1,197,118,
 respectively -- Note 2)             (147,361,520)      52,788,357      (9,674,525)     (7,056,444)    (146,155,871)    (28,999,081)
Net realized loss on foreign
 currencies                            (8,440,808)        (281,345)     (2,169,263)     (2,319,463)     (27,571,768)     (7,774,168)
Net change in unrealized
 depreciation of investments and
 foreign currencies (net of change
 in estimated tax liability on
 Indian investments of $0, $0,
 $0, $0, $0 and $273,581,
 respectively -- Note 2)              (80,566,335)    (513,633,123)     (4,519,435)     (6,404,908)     (47,851,481)    (27,496,017)
                                    -------------    -------------    ------------    ------------    -------------    ------------
   Net realized and unrealized
    loss on investments and
    foreign currencies               (236,368,663)    (461,126,111)    (16,363,223)    (15,780,815)    (221,579,120)    (64,269,266)
                                    -------------    -------------    ------------    ------------    -------------    ------------
Decrease in net assets resulting
 from operations                    $(240,971,692)   $(448,138,722)   $(16,694,173)   $(16,300,565)   $(224,140,911)   $(64,431,259)
                                    =============    =============    ============    ============    =============    ============
* Foreign taxes                     $     462,979    $   7,322,252    $    100,383    $    123,858    $     914,538    $    361,403

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     Pilgrim Worldwide Growth Fund                Pilgrim International Value Fund
                                            -------------------------------------------------    ----------------------------------
                                                Year             Four              Year               Year               Year
                                               Ended         Months Ended         Ended              Ended              Ended
                                             October 31,      October 31,        June 30,          October 31,        October 31,
                                                2001             2000              2000               2001               2000
                                            -------------    -------------    ---------------    ---------------    ---------------
FROM OPERATIONS:
Net investment income (loss)                $  (4,603,029)   $  (2,413,127)   $    (5,140,001)   $    12,987,389    $    12,215,889
Net realized gain (loss) on investments
 and foreign currencies                      (155,802,328)      (4,709,606)        30,919,264         52,507,012        238,656,525
Net change in unrealized appreciation
 (depreciation) of investments and foreign
 currencies                                   (80,566,335)     (78,001,428)        91,792,764       (513,633,123)       (41,147,980)
                                            -------------    -------------    ---------------    ---------------    ---------------
  Increase (decrease) in net assets
   resulting from operations                 (240,971,692)     (85,124,161)       117,572,027       (448,138,722)       209,724,434
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                              --               --                 --         (8,788,538)        (3,809,622)
  Class B                                              --               --                 --           (739,366)          (593,913)
  Class C                                              --               --                 --         (1,348,847)          (828,109)
  Class Q                                              --               --                 --           (219,484)                --
Net realized gain from investments            (18,225,255)              --        (37,665,102)      (238,927,590)       (53,012,739)
Tax return of capital                          (7,156,338)              --                 --                 --                 --
                                            -------------    -------------    ---------------    ---------------    ---------------
  Total distributions                         (25,381,593)              --        (37,665,102)      (250,023,825)       (58,244,383)
                                            -------------    -------------    ---------------    ---------------    ---------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares              403,025,732      187,453,816        664,789,596      2,784,350,826      1,843,922,647
Net asset value of shares issued to
 shareholders in reinvestment of dividends     13,156,284               --         33,052,649        178,600,219         44,206,140
Net assets received in connection with
 reorganization (Note 12)                      55,730,423               --                 --                 --                 --
                                            -------------    -------------    ---------------    ---------------    ---------------
                                              471,912,439      187,453,816        697,842,245      2,962,951,045      1,888,128,787
Cost of shares redeemed                      (511,257,476)    (130,618,094)      (337,872,684)    (1,770,962,879)    (1,091,605,981)
                                            -------------    -------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
 derived from capital share transactions      (39,345,037)      56,835,722        359,969,561      1,191,988,166        796,522,806
                                            -------------    -------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets        (305,698,322)     (28,288,439)       439,876,486        493,825,619        948,002,857
NET ASSETS:
Beginning of period                           631,890,831      660,179,270        220,302,784      1,988,915,954      1,040,913,097
                                            -------------    -------------    ---------------    ---------------    ---------------
End of period                               $ 326,192,509    $ 631,890,831    $   660,179,270    $ 2,482,741,573    $ 1,988,915,954
                                            =============    =============    ===============    ===============    ===============
Accumulated net investment income (loss)    $          --    $    (587,286)   $            --    $    12,018,823    $    10,143,582
                                            =============    =============    ===============    ===============    ===============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                         Pilgrim International Fund
                                                ---------------------------------------------
                                                    Year             Ten             Year
                                                   Ended         Months Ended       Ended
                                                 October 31,      October 31,    December 31,
                                                    2001             2000            1999
                                                -------------    ------------    ------------
FROM OPERATIONS:
Net investment loss                             $    (330,950)   $    (52,323)   $    (46,900)
Net realized gain (loss) on investments and
 foreign currencies                               (11,843,788)      2,566,236       6,719,640
Net change in unrealized appreciation
 (depreciation) of investments and foreign
 currencies                                        (4,519,435)     (5,596,890)      2,440,717
                                                -------------    ------------    ------------
  Increase (decrease) in net assets resulting
   from operations                                (16,694,173)     (3,082,977)      9,113,457
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                                  --      (1,681,140)        (46,770)
  Class B                                                  --              --              --
  Class C                                                  --              --              --
  Class Q                                                  --              --              --
Net realized gain from investments                 (2,522,861)       (159,635)     (5,598,256)
                                                -------------    ------------    ------------
  Total distributions                              (2,522,861)     (1,840,775)     (5,645,026)
                                                -------------    ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                  105,520,916      22,887,629       5,619,698
Net asset value of shares issued to
 shareholders in reinvestment of dividends          2,042,018       1,011,365       4,382,040
Net assets received in connection with
 reorganization (Note 12)                          39,847,064              --              --
                                                -------------    ------------    ------------
                                                  147,409,998      23,898,994      10,001,738
Cost of shares redeemed                          (118,040,395)    (13,461,366)    (12,165,686)
                                                -------------    ------------    ------------
Net increase (decrease) in net assets derived
 from capital share transactions                   29,369,603      10,437,628      (2,163,948)
                                                -------------    ------------    ------------
Net increase (decrease) in net assets              10,152,569       5,513,876       1,304,483
NET ASSETS:
Beginning of period                                30,818,074      25,304,198      23,999,715
                                                -------------    ------------    ------------
End of period                                   $  40,970,643    $ 30,818,074    $ 25,304,198
                                                =============    ============    ============
Accumulated net investment income (loss)        $     (24,777)   $    (44,363)   $    220,248
                                                =============    ============    ============

                                                   Pilgrim International Core Growth Fund
                                                ---------------------------------------------
                                                    Year             Four            Year
                                                   Ended         Months Ended       Ended
                                                 October 31,      October 31,      June 30,
                                                    2001             2000            2000
                                                -------------    ------------    ------------
FROM OPERATIONS:
Net investment loss                             $    (519,750)   $   (241,784)   $   (802,903)
Net realized gain (loss) on investments and
 foreign currencies                                (9,375,907)       (435,838)      7,893,481
Net change in unrealized appreciation
 (depreciation) of investments and foreign
 currencies                                        (6,404,908)    (10,007,118)      7,236,744
                                                -------------    ------------    ------------
  Increase (decrease) in net assets resulting
   from operations                                (16,300,565)    (10,684,740)     14,327,322
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                            (383,671)             --              --
  Class B                                            (282,575)             --              --
  Class C                                            (377,838)             --              --
  Class Q                                            (252,790)             --          (1,678)
Net realized gain from investments                 (3,786,278)             --      (2,936,042)
                                                -------------    ------------    ------------
  Total distributions                              (5,083,152)             --      (2,937,720)
                                                -------------    ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                  250,950,815      66,836,057     192,088,330
Net asset value of shares issued to
 shareholders in reinvestment of dividends          3,679,161              --       2,747,516
Net assets received in connection with
 reorganization (Note 12)                                  --              --              --
                                                -------------    ------------    ------------
                                                  254,629,976      66,836,057     194,835,846
Cost of shares redeemed                          (274,199,878)    (61,845,481)   (164,147,202)
                                                -------------    ------------    ------------
Net increase (decrease) in net assets derived
 from capital share transactions                  (19,569,902)      4,990,576      30,688,644
                                                -------------    ------------    ------------
Net increase (decrease) in net assets             (40,953,619)     (5,694,164)     42,078,246
NET ASSETS:
Beginning of period                                82,152,614      87,846,778      45,768,532
                                                -------------    ------------    ------------
End of period                                   $  41,198,995    $ 82,152,614    $ 87,846,778
                                                =============    ============    ============
Accumulated net investment income (loss)        $     (46,479)   $    742,176    $         --
                                                =============    ============    ============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                 Pilgrim International SmallCap Growth Fund
                                                ---------------------------------------------
                                                    Year             Four           Year
                                                    Ended        Months Ended       Ended
                                                  October 31,     October 31,     June 30,
                                                    2001             2000           2000
                                                -------------    ------------    ------------
FROM OPERATIONS:
Net investment loss                             $  (2,561,791)   $ (2,532,082)   $ (4,264,398)
Net realized gain (loss) on investments
 and foreign currencies                          (173,727,639)    (13,387,681)     58,803,599
Net change in unrealized appreciation
 (depreciation) of investments and
 foreign currencies                               (47,851,481)    (73,243,053)     73,844,281
                                                -------------    ------------    ------------
  Increase (decrease) in net assets
   resulting from operations                     (224,140,911)    (89,162,816)    128,383,482
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                          (1,698,448)             --              --
  Class B                                            (237,496)             --              --
  Class C                                            (352,852)             --              --
  Class Q                                          (1,030,266)             --              --
Net realized gain from investments                (47,336,342)             --     (17,147,337)
                                                -------------    ------------    ------------
  Total distributions                             (50,655,404)             --     (17,147,337)
                                                -------------    ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                1,226,761,083     443,296,214    1,305,859,725
Net asset value of shares issued to
 shareholders in reinvestment of
 dividends                                         37,962,104              --      15,848,417
Net assets received in connection with
 reorganization (Note 12)                                  --              --              --
                                                -------------    ------------    ------------
                                                1,264,723,187     443,296,214    1,321,708,142
Cost of shares redeemed                         (1,302,975,931)  (370,749,870)   (832,581,584)
                                                -------------    ------------    ------------
Net increase (decrease) in net assets
 derived from capital share
 transactions                                     (38,252,744)     72,546,344     489,126,558
                                                -------------    ------------    ------------
Net increase (decrease) in net assets            (313,049,059)    (16,616,472)    600,362,703
NET ASSETS:
Beginning of period                               701,802,588     718,419,060     118,056,357
                                                -------------    ------------    ------------
End of period                                   $ 388,753,529    $701,802,588    $718,419,060
                                                =============    ============    ============
Accumulated net investment

 income (loss)                                  $  (1,288,353)   $ (3,454,110)   $         --
                                                =============    ============    ============

                                                       Pilgrim Emerging Countries Fund
                                                ---------------------------------------------
                                                    Year             Four            Year
                                                    Ended        Months Ended       Ended
                                                 October 31,      October 31,      June 30,
                                                    2001             2000            2000
                                                -------------    ------------    ------------
FROM OPERATIONS:
Net investment loss                             $    (161,993)   $ (1,024,857)   $ (2,952,138)
Net realized gain (loss) on investments
 and foreign currencies                           (36,773,249)    (12,916,101)     39,495,656
Net change in unrealized appreciation
 (depreciation) of investments and
 foreign currencies                               (27,496,017)    (33,354,364)     (3,851,223)
                                                -------------    ------------    ------------
  Increase (decrease) in net assets
   resulting from operations                      (64,431,259)    (47,295,322)     32,692,295
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                                  --              --              --
  Class B                                                  --              --              --
  Class C                                                  --              --              --
  Class Q                                                  --              --              --
Net realized gain from investments                         --              --              --
                                                -------------    ------------    ------------
  Total distributions                                      --              --              --
                                                -------------    ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                  217,556,814      66,531,341     250,385,738
Net asset value of shares issued to
 shareholders in reinvestment of
 dividends                                                 --              --              --
Net assets received in connection with
 reorganization (Note 12)                          79,404,743              --              --
                                                -------------    ------------    ------------
                                                  296,961,557      66,531,341     250,385,738
Cost of shares redeemed                          (304,714,477)    (80,132,252)   (211,768,273)
                                                -------------    ------------    ------------
Net increase (decrease) in net assets
 derived from capital share
 transactions                                      (7,752,920)    (13,600,911)     38,617,465
                                                -------------    ------------    ------------
Net increase (decrease) in net assets             (72,184,179)    (60,896,233)     71,309,760
NET ASSETS:
Beginning of period                               193,597,726     254,493,959     183,184,199
                                                -------------    ------------    ------------
End of period                                   $ 121,413,547    $193,597,726    $254,493,959
                                                =============    ============    ============
Accumulated net investment
 income (loss)                                  $          --    $    (58,147)   $         --
                                                =============    ============    ============

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS PILGRIM WORLDWIDE GROWTH FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                         Class Q
                                                   --------------------------------------------------------------------------------
                                                      Year      Four Months    Year  Three Months                         August 31,
                                                      Ended        Ended      Ended      Ended      Year Ended March 31,  1995(2) to
                                                   October 31,  October 31,  June 30,   June 30,   ---------------------   March 31,
                                                       2001      2000(6)(7)    2000      1999(1)   1999    1998     1997     1996
                                                       ----      ----------    ----      -------   ----    ----     ----     ----
Per Share Operating Performance:
 Net asset value, beginning of period           $     30.37        34.53      27.12      24.59    19.63   15.00   13.27     12.50
 Income from investment operations:
 Net investment income (loss)                   $     (0.07)*      (0.07)     (0.16)      0.01     0.22   (0.11)   0.01     (0.04)
 Net realized and unrealized gain (loss)
 on investments                                 $    (11.19)*      (4.09)     11.11       2.52     6.15    5.29    1.72      0.81
 Total from investment operations               $    (11.26)       (4.16)     10.95       2.53     6.37    5.18    1.73      0.77
 Less distributions from:
 Net investment income                          $        --           --         --         --     0.15      --      --        --
 Net realized gains on investments              $      0.89           --       3.54         --     1.26    0.55      --        --
 Tax return of capital                          $      0.35           --         --         --       --      --      --        --
 Total distributions                            $      1.24           --       3.54         --     1.41    0.55      --        --
 Net asset value, end of period                 $     17.87        30.37      34.53      27.12    24.59   19.63   15.00     13.27
 Total Return(3):                               %    (38.56)      (12.05)     42.63      10.29    33.97   35.11   12.87      6.32
Ratios and Supplemental Data:
 Net assets, end of period (000's)              $    17,178       44,702     54,418     14,870    7,320     645     642         1
 Ratios to average net assets:
 Net expenses after expense reimbursement
 (recoupment)(4)(5)                             %      1.51         1.52       1.57       1.55     1.59    1.61    1.61      1.60
 Gross expenses prior to expense reimbursement
 (recoupment)(4)                                %      1.60         1.49       1.57       1.55     1.76    3.75   34.99  3,232.53
 Net investment income (loss) after expense
 reimbursement (recoupment)(4)(5)               %     (0.30)       (0.62)     (0.69)      0.17     0.17   (0.47)  (0.91)    (0.50)
 Portfolio turnover rate                        %       302           71        169         57      247     202     182       132

----------
(1) Effective May 24, 1999, ING Pilgrim Investments, LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-adviser and the Fund changed its year end to June 30.
(2)  Commencement of offering shares.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Pilgrim Investments, LLC within three years.
(6) Effective October 1, 2000, ING Pilgrim Investments, LLC became the Investment Manager of the Fund, replacing Nicholas-Applegate Capital Management.
(7)  The Fund changed its fiscal year-end from June 30 to October 31.
* Per share calculations for the period were based on average shares outstanding.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS                            PILGRIM INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                              Class Q                       Class I
                                                              --------------------------------------   -------------------
                                                                   Year
                                                                   Ended            Period Ended         Period Ended
                                                              October 31, 2001   October 31, 2000(1)   October 31, 2001(2)
                                                              ----------------   -------------------   -------------------
Per Share Operating Performance:
 Net asset value, beginning of period                     $         16.68               15.90                 13.89
 Income from investment operations:
 Net investment income                                    $          0.10                0.13                  0.02
 Net realized and unrealized gain (loss) on investments   $         (2.42)               0.65                 (1.56)
 Total from investment operations                         $         (2.32)               0.78                 (1.54)
 Less distributions from:
 Net investment income                                    $          0.14                  --                    --
 Net realized gains on investments                        $          1.88                  --                    --
 Total distributions                                      $          2.02                  --                    --
 Net asset value, end of period                           $         12.34               16.68                 12.35
 Total Return(3)                                          %        (15.80)               4.91                (11.09)
Ratios and Supplemental Data:
 Net assets, end of period (000's)                        $        35,802              24,882               226,067
 Ratios to average net assets:
 Expenses(4)                                              %          1.59                1.57                  1.24
 Net investment income(4)                                 %          0.91                1.35                  0.62
 Portfolio turnover rate                                  %            15                  34                    15

----------
(1)  Class Q commenced operations on January 24, 2000.
(2)  Class I commenced operations on June 18, 2001.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS PILGRIM INTERNATIONAL FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                            Class Q
                                                       -------------------
                                                          Period Ended
                                                       October 31, 2001(1)
                                                       -------------------
Per Share Operating Performance:
 Net asset value, beginning of period              $           9.89
 Income from investment operations:
 Net investment loss                               $          (0.02)
 Net realized and unrealized loss on investments   $          (1.77)
 Total from investment operations                  $          (1.79)
 Net asset value, end of period                    $           8.10
 Total Return(2)                                   %         (18.10)
Ratios and Supplemental Data:
 Net assets, end of period (000's)                 $              7
 Ratios to average net assets:
 Expenses(3)                                       %           2.27
 Net investment loss(3)                            %          (0.24)
 Portfolio turnover rate                           %            169

----------
(1)  Class Q commenced operations on February 26, 2001.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS                      PILGRIM INTERNATIONAL CORE GROWTH FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                         Class Q
                                                   --------------------------------------------------------------------------------
                                                      Year      Four Months   Year   Three Months                       February 28,
                                                      Ended        Ended     Ended      Ended      Year Ended March 31,  1997(2) to
                                                   October 31,  October 31, June 30,   June 30,   ---------------------   March 31,
                                                       2001      2000(6)(7)   2000      1999(2)       1999     1998         1997
                                                       ----      ----------   ----      -------       ----     ----         ----
Per Share Operating Performance:
 Net asset value, beginning of period           $      21.76        24.78     19.63      18.36       17.43     12.75        12.50
 Income from investment operations:
 Net investment income (loss)                   $       0.00*       (0.04)    (0.17)      0.04        0.09     (0.04)          --
 Net realized and unrealized gain (loss)
 on investments                                 $      (5.34)       (2.98)     6.48       1.23        0.97      4.72         0.25
 Total from investment operations               $      (5.34)       (3.02)     6.31       1.27        1.06      4.68         0.25
 Less distributions from:
 Net investment income                          $       0.42           --        --         --        0.13        --           --
 Net realized gains on investments              $       1.11           --      1.16         --          --        --           --
 Total distributions                            $       1.53           --      1.16         --        0.13        --           --
 Net asset value, end of period                 $      14.89        21.76     24.78      19.63       18.36     17.43        12.75
 Total Return(3):                               %     (26.26)      (12.19)    32.56       6.92        6.11     36.63         2.00
Ratios and Supplemental Data:
 Net assets, end of period (000's)              $      7,659       13,947    16,567      9,390      11,268     1,719            1
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                            %       1.61         1.84      1.75       1.54        1.63      1.66         0.00
 Gross expenses prior to expense
 reimbursement(4)                               %       1.87         1.99      2.06       1.63        1.87      3.18     2,667.07
 Net investment income (loss) after expense
 reimbursement(4)(5)                            %      (0.30)       (0.45)    (0.73)      0.73       (0.27)    (0.47)        0.00
 Portfolio turnover rate                        %        198           73       200         67         214       274           76

----------
(1)  The Fund commenced operations on February 28, 1997.
(2) Effective May 24, 1999, ING Pilgrim Investments, LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Pilgrim Investments, LLC within three years.
(6) Effective October 1, 2000, ING Pilgrim Investments, LLC became the Investment Manager of the Fund, replacing Nicholas-Applegate Capital Management.
(7)  The Fund charged its fiscal year-end from June 30 to October 31.
*    Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

PILGRIM INTERNATIONAL SMALLCAP GROWTH FUND                  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                       Class Q
                                                 -----------------------------------------------------------------------------------
                                                    Year      Four Months   Year    Three Months                          August 31,
                                                    Ended       Ended       Ended      Ended       Year Ended March 31,   1995(1) to
                                                 October 31,  October 31,  June 30,   June 30,    ----------------------   March 31,
                                                    2001        2000(6)      2000      1999(2)    1999     1998     1997     1996
                                                    ----        -------      ----      -------    ----     ----     ----     ----
Per Share Operating Performance:
 Net asset value, beginning of period         $     38.18        43.30       25.16      22.23     19.18    14.01    13.52    12.50
 Income from investment operations:
 Net investment income (loss)                 $      0.00*       (0.09)      (0.21)     (0.03)    (0.02)    0.05    (0.06)    0.01
 Net realized and unrealized gain (loss)
 on investments                               $    (12.12)       (5.03)      20.53       2.96      3.36     5.12     2.01     1.01
 Total from investment operations             $    (12.12)       (5.12)      20.32       2.93      3.34     5.17     1.95     1.02
 Less distributions from:
 Net investment income                        $      0.24           --          --         --      0.09       --       --       --
 Net realized gains on investments            $      2.63           --        2.18         --      0.20       --     1.46       --
 Total distributions                          $      2.87           --        2.18         --      0.29       --     1.46       --
 Net asset value, end of period               $     23.19        38.18       43.30      25.16     22.23    19.18    14.01    13.52
 Total Return(3):                             %    (34.11)       11.82       82.99      13.18     17.61    36.90    15.03     8.16
Ratios and Supplemental Data:
 Net assets, end of period (000's)            $    91,089      164,719     163,843     42,881    32,819    8,810       42       19
 Ratios to average net assets:
 Net expenses after expense reimbursement
 (recoupment)(4)(5)                           %      1.50         1.58        1.57       1.65      1.65     1.66     1.66     1.65
 Gross expenses prior to expense
 reimbursement (recoupment)(4)                %      1.50         1.58        1.57       1.67      1.80     6.15   151.33   531.72
 Net investment income (loss) after expense
 reimbursement (recoupment)(4)(5)             %      0.04        (0.71)      (0.66)     (0.50)    (0.50)   (0.43)   (0.64)    0.33
 Portfolio turnover rate                      %       143           56         164         44       146      198      206      141

----------
(1)  Commencement of offering shares.
(2) Effective May 24, 1999, ING Pilgrim Investments, LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments, LLC within three years.
(6)  The Fund changed its fiscal year-end from June 30 to October 31.
*    Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS                             PILGRIM EMERGING COUNTRIES FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                      Class Q
                                                ------------------------------------------------------------------------------------
                                                   Year      Four Months    Year   Three Months                           August 31,
                                                   Ended        Ended      Ended      Ended        Year Ended March 31,   1995(1) to
                                                October 31,  October 31,  June 30,   June 30,    -----------------------   March 31,
                                                   2001       2000(6)(7)    2000      1999(2)    1999      1998     1997     1996
                                                   ----       ----------    ----      -------    ----      ----     ----     ----
Per Share Operating Performance:
 Net asset value, beginning of period        $     16.81        20.74       17.20      13.79     17.76     16.47    13.18    12.50
 Income from investment operations:
 Net investment income (loss)                $      0.09        (0.27)      (0.16)     (0.04)    (0.01)     0.07    (0.04)    0.01
 Net realized and unrealized gain (loss)
 on investments                              $     (4.64)       (3.66)       3.70       3.45     (3.78)     1.33     3.37     0.67
 Total from investment operations            $     (4.55)       (3.93)       3.54       3.41     (3.79)     1.40     3.33     0.68
 Less distributions from:
 Net investment income                       $        --           --          --         --      0.18        --       --       --
 Net realized gains on investments           $        --           --          --         --        --      0.11     0.04       --
 Total distributions                         $        --           --          --         --      0.18      0.11     0.04       --
 Net asset value, end of period              $     12.26        16.81       20.74      17.20     13.79     17.76    16.47    13.18
 Total Return(3):                            %    (27.01)      (18.95)      20.58      24.73    (21.42)     8.60    25.29     5.44
Ratios and Supplemental Data:
 Net assets, end of period (000's)           $    26,783       88,894     119,251     79,130    53,125    46,711    8,660      350
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                         %      1.97         2.13        2.09       1.90      1.94      1.91     1.91     1.90
 Gross expenses prior to expense
 reimbursement(4)                            %      1.98         2.28        2.24       2.43      2.23      2.43     4.20    44.24
 Net investment income (loss) after
 expense reimbursement(4)(5)                 %      0.42        (1.21)      (1.05)     (1.07)    (0.01)     1.06    (0.87)    0.47
 Portfolio turnover rate                     %        74           94         211         67       213       243      176      118

----------
(1)  Commencement of offering shares.
(2) Effective May 24, 1999, ING Pilgrim Investments, LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Pilgrim Investments, LLC within three years.
(6) Effective October 1, 2000, ING Pilgrim Investments, LLC became the Investment Manager of the Fund, replacing Nicholas-Applegate Capital Management.
(7)  The Fund changed its fiscal year-end from June 30 to October 31.

                 See Accompanying Notes to Financial Statements

              NOTES TO FINANCIAL STATEMENTS as of October 31, 2001
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

Organization. The Pilgrim Funds are comprised of Pilgrim Mutual Funds ("PMF"), Pilgrim Mayflower Trust ("PMT") and Pilgrim International Fund
("International"), all of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended.

PMF is a Delaware business trust organized in 1992 with twelve separate series (Portfolios). The four Portfolios in this annual report are Pilgrim Worldwide Growth Fund ("Worldwide Growth"), Pilgrim International Core Growth Fund ("International Core Growth"), Pilgrim International SmallCap Growth Fund ("International SmallCap Growth"), and Pilgrim Emerging Countries Fund ("Emerging Countries"). PMT is a Massachusetts business trust organized in 1992 with three separate series (Portfolios). The one Portfolio in this annual report is Pilgrim International Value Fund. The investment objective of each Fund is described in each Fund's prospectus.

Each Fund offers one or more of the following classes of shares: Class A, Class B, Class C, Class I, Class M and Class Q (Classes A, B, C & M are presented in a different annual report). The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

On September 1, 2000, ING Groep N.V. (NYSE: ING) acquired ReliaStar, the indirect parent company of Pilgrim Investments, Inc., Adviser to the Funds, Pilgrim Securities, Inc., Distributor to the Funds and Pilgrim Group, Inc., Administrator to the Funds. In conjunction with the acquisition the Adviser, Distributor and Administrator changed their names to ING Pilgrim Investments, Inc., ING Pilgrim Securities, Inc., and ING Pilgrim Group, Inc., respectively, effective September 8, 2000. Effective February 26, 2001, ING Pilgrim Investments, Inc. was merged into the newly formed ING Pilgrim Investments, LLC. Effective February 27, 2001, ING Pilgrim Group, Inc. was merged into the newly formed ING Pilgrim Group, LLC ("IPG").

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Security Valuation. Investments in equity securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange or NASDAQ for which there has been no sale, securities traded in the over-the-counter-market and gold and silver bullion are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's custodian. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Directors. Investments in securities maturing in less than 60 days are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes

--------------------------------------------------------------------------------

     available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

          (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

          (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

     Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

D. Foreign Currency Transactions. Certain funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-date. Each Fund pays dividends and capital gains, if any annually.

--------------------------------------------------------------------------------

     The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, organization costs and other temporary differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes, are reported as distributions in excess of net investment income and/or net realized capital gains. To the extent they exceed net investment income and/or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

Accordingly, amounts as of October 31, 2001 have been increased (decreased) through reclassification as follows:

                                                                    Accumulated
                                                                   net realized
                                                                    gain (loss)
                                                 Undistributed    on investments
                                   Paid-in       net investment     and foreign
                                   capital       income (loss)      currencies
                                 ------------    ------------      ------------
Worldwide Growth                 $(12,207,554)   $  5,190,315      $  7,017,239
International Value                        --         (15,913)           15,913
International                        (323,005)        350,536           (27,531)
International Core  Growth           (355,581)      1,027,969          (672,388)
International SmallCap  Growth     (8,266,787)      8,046,610           220,177
Emerging Countries                 (4,362,051)        220,140         4,141,911

F. Federal Income Taxes. It is the policy of the Funds, to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax provision is not required. Certain Funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

     The Board of Directors/Trustees intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

     Capital loss carryforwards were as follows at October 31, 2001:

                                                 Amount         Expiration Dates
                                              ------------      ----------------
     Worldwide Growth                         $149,013,843        2008 to 2009
     International                              11,054,933            2009
     International Core Growth                   9,678,221            2009
     International SmallCap Growth             180,545,805        2008 to 2009
     Emerging Countries                         80,186,243        2006 to 2009

     Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Indian tax regulations require that taxes be paid on capital gains realized by the Fund. In May 2001, Emerging Countries Fund wrote off $1,168,786 of estimated tax liability on Indian investments.

G. Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from these estimates.

H. Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities acceptable to it whose market value is equal to

--------------------------------------------------------------------------------

     at least 100% of the amount being invested by the Fund. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of security collateralizing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I. Securities Lending. Each Fund has the option to temporarily loan 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash, letters of credit or U.S. Government securities.

j. Recently Issued Accounting Standards. In November 2000, a revised AICPA Audit and Accounting Guide (the "Guide"), Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The effective date for the Funds will be November 1, 2001. The Funds expect that the impact of the adoption will not be material to the Funds.

K. Other. Certain prior year amounts have been reclassified to conform with the current year presentation.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the year ended October 31, 2001, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

                                                Purchases             Sales
                                              --------------      --------------
Worldwide Growth                              $1,327,211,350      $1,401,561,085
International Value                            1,272,108,116         361,939,680
International                                     67,989,827          88,242,352
International Core Growth                        106,898,826         125,123,262
International SmallCap Growth                    749,051,681         799,926,047
Emerging Countries                               112,197,782         195,846,864

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Funds has entered into an Investment Management Agreement with ING Pilgrim Investments, LLC (the "Manager", the "Investment Manager", or the "Adviser"), a wholly-owned subsidiary of ING Groep N.V. The investment management agreements compensate the Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

                               As a percent of average net assets
                               ----------------------------------
Worldwide Growth               1.00% on first $500 million; 0.90% on next
                                 $500 million; and 0.85% in excess of $1 billion
International Value            1.00%
International                  1.00%
International Core Growth      1.00% on first $500 million; 0.90% on next $500
                                 million; and 0.85% in excess of $1 billion
International SmallCap Growth  1.00% on first $500 million; 0.90% on next
                                 $500 million; and 0.85% in excess of $1 billion
Emerging Countries             1.25%

IPG (the "Administrator") serves as administrator to the Funds. International Value and International Funds paid the Administrator a fee calculated at an annual rate of 0.10% of each Fund's average daily net assets. In addition, Worldwide Growth, International Core Growth, International SmallCap Growth and Emerging Countries have entered into a Service Agreement with IPG whereby IPG will act as Shareholder Service Agent for each Fund. The agreement provides that IPG will be compensated for incoming and outgoing shareholder telephone calls and letters, and all reasonable out-of-pocket expenses incurred in connection with the performance of such services. International Value also pays an annual shareholder account servicing fee of $5.00, payable semi-annually, for each account of beneficial owners of shares.

--------------------------------------------------------------------------------

NOTE 5 -- DISTRIBUTION AND SERVICE FEES

Each share class of the Funds has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Pilgrim Securities, Inc. (the "Distributor") is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Funds' shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for actual expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and Service Fee based on average daily net assets at the following annual rates:

                                 Class A   Class B   Class C   Class I   Class Q
                                 -------   -------   -------   -------   -------
Worldwide Growth                   0.35%     1.00%     1.00%     N/A       0.25%
International Value                0.30      1.00      1.00      N/A       0.25
International                      0.25      1.00      1.00      N/A       0.25
International Core Growth          0.35      1.00      1.00      N/A       0.25
International SmallCap Growth      0.35      1.00      1.00      N/A       0.25
Emerging Countries                 0.35      1.00      1.00      N/A       0.25

Fees paid to the Distributor by class during the year ended October 31, 2001 are shown in the accompanying Statements of Operations.

The Distributor also receives the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the year ended October 31, 2001, the Distributor earned the following amounts in sales charges:

                                             Class A       Class B     Class C
                                              Shares        Shares      Shares
                                             --------      --------    --------
Initial Sales Charges                        $491,945         N/A          N/A
Contingent deferred sales charges            $367,989         $ 0      $684,096

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At October 31, 2001, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (See Notes 4 and 5):

                                                                  Accrued
                                Accrued                        Shareholder      Recoupment
                               Investment        Accrued       Services and         of
                               Management    Administrative    Distribution       Waived
                                  Fees            Fees             Fees            Fees          Total
                                  ----            ----             ----            ----          -----
Worldwide Growth              $  289,089      $       --      $  199,942       $       --     $  489,031
International Value            2,078,358         207,836       1,171,175               --      3,457,369
International                     35,702          10,022          13,830               --         59,554
International Core Growth         35,985              --          25,775               --         61,760
International SmallCap
  Growth                         338,826              --         191,615               --        530,441
Emerging Countries               139,735              --          50,033          151,759        341,527

At October 31, 2001, ING America Holdings, Inc., a wholly-owned indirect subsidiary of ING Groep N.V. held 45.0% of the shares outstanding of International Fund.

NOTE 7 -- EXPENSE LIMITATIONS

For the following Funds, the Investment Manager has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

                                        Maximum Operating Expense Limit
                                    (as a percentage of average net assets)
                                 -----------------------------------------------
                                 Class A   Class B   Class C   Class I   Class Q
                                 -------   -------   -------   -------   -------
Worldwide Growth(1)               1.85%     2.50%     2.50%      N/A      1.60%
International Value                N/A       N/A       N/A       N/A       N/A
International                     2.75      3.50      3.50       N/A      2.75
International Core Growth(2)      1.95      2.60      2.60       N/A      1.65
International SmallCap Growth(2)  1.95      2.60      2.60       N/A      1.65
Emerging Countries(3)             2.25      2.90      2.90       N/A      1.90

Each Fund will at a later date reimburse the Investment Manager for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above.Waived and reimbursed fees and any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund.

----------
(1)  Effective November 1, 2001, the expense limitation rate for Class Q is
     1.75%.
(2)  Effective November 1, 2001, the expense limitation rate for Class Q is
     1.85%.
(3)  Effective November 1, 2001, the expense limitation rate for Class Q is
     2.15%.

--------------------------------------------------------------------------------

NOTE 8 -- LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with State Street Bank and Trust Company for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. During the year ended October 31, 2001, the Funds did not have any loans outstanding.

NOTE 9 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                                                     Class A Shares                                   Class B Shares
                                    -----------------------------------------------    --------------------------------------------
                                        Year          Four Months                          Year        Four Months
                                        Ended            Ended         Year Ended          Ended          Ended         Year Ended
                                     October 31,      October 31,       June 30,        October 31,    October 31,       June 30,
                                        2001             2000             2000             2001            2000            2000
                                    -------------    -------------    -------------    ------------    ------------    ------------
Worldwide Growth Fund
 (Number of Shares)
Shares sold                            14,154,594        4,005,399       14,001,807         855,611         631,926       2,987,911
Shares issued in merger                 1,796,396               --               --         309,706              --              --
Shares issued as reinvestment of
 dividends                                229,876               --          422,437         113,034              --         192,099
Shares redeemed                       (16,851,100)      (2,499,778)      (9,384,459)     (1,387,035)       (230,519)       (336,704)
                                    -------------    -------------    -------------    ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                             (670,234)       1,505,621        5,039,785        (108,684)        401,407       2,843,306
                                    =============    =============    =============    ============    ============    ============
Worldwide Growth Fund ($)
Shares sold                         $ 280,069,792    $ 116,318,819    $ 404,667,268    $ 20,740,917    $ 20,649,472    $ 95,993,252
Shares issued in merger                36,578,702               --               --       7,048,872              --              --
Shares issued as reinvestment of
 dividends                              5,578,485               --       10,797,545       3,071,140              --       5,534,613
Shares redeemed                      (327,284,495)     (73,218,592)    (273,872,546)    (29,793,190)     (7,450,350)    (10,888,095)
                                    -------------    -------------    -------------    ------------    ------------    ------------
Net increase (decrease)             $  (5,057,516)   $  43,100,227    $ 141,592,267    $  1,067,739    $ 13,199,122    $ 90,639,770
                                    =============    =============    =============    ============    ============    ============

                                                    Class C Shares                                    Class Q Shares
                                    -----------------------------------------------    --------------------------------------------
                                        Year          Four Months                          Year         Four Months
                                        Ended            Ended         Year Ended          Ended           Ended        Year Ended
                                     October 31,      October 31,       June 30,        October 31,     October 31,      June 30,
                                        2001             2000             2000             2001            2000            2000
                                    -------------    -------------    -------------    ------------    ------------    ------------
Worldwide Growth Fund
 (Number of Shares)
Shares sold                             3,264,179        1,218,370        3,546,660       1,521,737         458,143       1,816,105
Shares issued in merger                   597,885               --               --              --              --              --
Shares issued as reinvestment of
 dividends                                126,940               --          554,745          51,494              --          85,463
Shares redeemed                        (5,401,816)      (1,075,019)        (797,116)     (2,083,680)       (562,214)       (873,920)
                                    -------------    -------------    -------------    ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                           (1,412,812)         143,351        3,304,289        (510,449)       (104,071)      1,027,648
                                    =============    =============    =============    ============    ============    ============
Worldwide Growth Fund ($)
Shares sold                         $  68,275,479    $  34,976,677    $ 103,794,801    $ 33,939,544    $ 15,506,281    $ 60,334,275
Shares issued in merger                12,102,849               --               --              --              --              --
Shares issued as reinvestment of
 dividends                              3,066,876               --       14,207,022       1,439,783              --       2,513,469
Shares redeemed                      (107,297,591)     (31,067,826)     (22,853,219)    (46,882,200)    (18,881,326)    (30,258,824)
                                    -------------    -------------    -------------    ------------    ------------    ------------
Net increase (decrease)             $ (23,852,387)   $   3,908,851    $  95,148,604    $(11,502,873)   $ (3,375,045)   $ 32,588,920
                                    =============    =============    =============    ============    ============    ============

--------------------------------------------------------------------------------

                                                        Class A Shares                        Class B Shares
                                              ----------------------------------    ----------------------------------
                                                   Year               Year               Year               Year
                                                   Ended              Ended              Ended              Ended
                                                October 31,        October 31,        October 31,        October 31,
                                                   2001               2000               2001               2000
                                              ---------------    ---------------    ---------------    ---------------
International Value Fund (Number of Shares)
Shares sold                                       139,418,862         83,175,007         11,159,464          9,796,492
Shares issued as reinvestment of dividends          6,121,206          1,328,930          2,432,358            622,312
Shares redeemed                                  (103,751,144)       (59,935,901)        (5,457,791)        (2,916,805)
                                              ---------------    ---------------    ---------------    ---------------
Net increase in shares outstanding                 41,788,924         24,568,036          8,134,031          7,501,999
                                              ===============    ===============    ===============    ===============
International Value Fund ($)
Shares sold                                   $ 1,987,454,751    $ 1,354,284,766    $   157,664,420    $   157,186,306
Shares issued as reinvestment of dividends         89,795,792         21,993,188         35,342,287         10,213,421
Shares redeemed                                (1,461,321,837)      (975,073,293)       (75,247,514)       (46,780,828)
                                              ---------------    ---------------    ---------------    ---------------
Net increase                                  $   615,928,706    $   401,204,661    $   117,759,193    $   120,618,899
                                              ===============    ===============    ===============    ===============

                                                      Class C Shares            Class I Shares            Class Q Shares
                                              ------------------------------    --------------    ------------------------------
                                                  Year             Year             Period            Year             Year
                                                  Ended            Ended            Ended             Ended            Ended
                                               October 31,      October 31,       October 31,      October 31,      October 31,
                                                  2001             2000             2001(1)           2001             2000
                                              -------------    -------------     -------------    -------------    -------------
International Value Fund (Number of Shares)
Shares sold                                      25,120,811       19,178,129        19,267,313        1,572,970        1,548,084
Shares issued as reinvestment of dividends        3,490,818          732,571                --          194,697               --
Shares redeemed                                 (15,687,139)      (4,309,599)         (965,949)        (358,279)         (56,473)
                                              -------------    -------------     -------------    -------------    -------------
Net increase in shares outstanding               12,924,490       15,601,101        18,301,364        1,409,388        1,491,611
                                              =============    =============     =============    =============    =============
International Value Fund ($)
Shares sold                                   $ 355,012,713    $ 307,905,636     $ 262,398,688    $  21,820,254    $  24,545,939
Shares issued as reinvestment of dividends       50,605,929       11,999,531                --        2,856,211               --
Shares redeemed                                (216,919,756)     (68,808,206)      (12,540,659)      (4,933,113)        (943,654)
                                              -------------    -------------     -------------    -------------    -------------
Net increase                                  $ 188,698,886    $ 251,096,961     $ 249,858,029    $  19,743,352    $  23,602,285
                                              =============    =============     =============    =============    =============

                                                                 Class A Shares
                                                -----------------------------------------------
                                                    Year           Ten Months         Year
                                                    Ended            Ended            Ended
                                                 October 31,      October 31,      December 31,
                                                    2001             2000             1999
                                                -------------    -------------    -------------
International Fund (Number of Shares)
Shares sold                                        10,370,001        1,779,250          416,856
Shares issued in merger                             3,637,387               --               --
Shares issued as reinvestment of dividends            196,293           81,693          329,564
Shares redeemed                                   (12,300,204)      (1,009,539)        (933,028)
                                                -------------    -------------    -------------
Net increase (decrease) in shares outstanding       1,903,477          851,404         (186,608)
                                                =============    =============    =============
International Fund ($)
Shares sold                                     $ 102,367,167    $  22,592,548    $   5,619,698
Shares issued in merger                            35,904,902               --               --
Shares issued as reinvestment of dividends          2,031,659        1,011,365        4,382,040
Shares redeemed                                  (115,739,447)     (13,336,314)     (12,165,686)
                                                -------------    -------------    -------------
Net increase (decrease)                         $  24,564,281    $  10,267,599    $  (2,163,948)
                                                =============    =============    =============

                                                     Class B Shares          Class C Shares       Class Q Shares
                                                --------------------------    -----------    -------------------------
                                                     Year          Period         Year          Period         Period
                                                     Ended          Ended         Ended         Ended          Ended
                                                  October 31,    October 31,    October 31,   October 31,    October 31,
                                                      2001         2000(2)         2001         2000(3)        2001(4)
                                                -----------    -----------    -----------    -----------   -----------
International Fund (Number of Shares)
Shares sold                                         169,710         17,961         90,224          7,588         2,434
Shares issued in merger                             238,867             --        161,005             --         1,110
Shares issued as reinvestment of dividends              270             --            733             --            --
Shares redeemed                                    (171,842)       (10,781)       (70,887)            --        (2,691)
                                                -----------    -----------    -----------    -----------   -----------
Net increase (decrease) in shares outstanding       237,005          7,180        181,075          7,588           853
                                                ===========    ===========    ===========    ===========   ===========
International Fund ($)
Shares sold                                     $ 1,963,065    $   206,897    $ 1,082,305    $    88,184   $   108,379
Shares issued in merger                           2,348,731             --      1,582,478             --        10,953
Shares issued as reinvestment of dividends            2,787             --          7,572             --            --
Shares redeemed                                  (1,617,213)      (125,052)      (657,559)            --       (26,176)
                                                -----------    -----------    -----------    -----------   -----------
Net increase (decrease)                         $ 2,697,370    $    81,845    $ 2,014,796    $    88,184   $    93,156
                                                ===========    ===========    ===========    ===========   ===========

----------
(1)  Commenced operations on June 18, 2001.
(2)  Commenced operations on August 22, 2000.
(3)  Commenced operations on September 15, 2000.
(4)  Commenced operations on February 26, 2001.

--------------------------------------------------------------------------------

                                                     Class A Shares                                   Class B Shares
                                    -----------------------------------------------    --------------------------------------------
                                        Year          Four Months         Year             Year        Four Months        Year
                                       Ended             Ended           Ended            Ended           Ended           Ended
                                     October 31,      October 31,       June 30,        October 31,     October 31,      June 30,
                                        2001             2000             2000             2001            2000            2000
                                    -------------    -------------    -------------    ------------    ------------    ------------
International Core Growth Fund
 (Number of Shares)
Shares sold                             7,557,378        1,609,319        5,045,863         249,346         177,101         458,137
Shares issued as reinvestment of
 dividends                                 51,993               --           33,304          49,923              --          30,801
Shares redeemed                        (8,126,749)      (1,446,511)      (4,770,319)       (396,727)       (165,362)       (215,896)
                                    -------------    -------------    -------------    ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                             (517,378)         162,808          308,848         (97,458)         11,739         273,042
                                    =============    =============    =============    ============    ============    ============
International Core Growth Fund ($)

Shares sold                         $ 130,576,455    $  35,660,867    $ 121,096,575    $  4,356,931    $  4,037,626    $ 11,335,788
Shares issued as reinvestment of
 dividends                                985,770               --          740,357         949,044              --         689,313
Shares redeemed                      (141,345,380)     (32,390,856)    (114,696,068)     (6,792,058)     (3,765,765)     (5,138,991)
                                    -------------    -------------    -------------    ------------    ------------    ------------
Net increase (decrease)             $  (9,783,155)   $   3,270,011    $   7,140,864    $ (1,486,083)   $    271,861    $  6,886,110
                                    =============    =============    =============    ============    ============    ============

                                                     Class C Shares                                   Class Q Shares
                                    -----------------------------------------------    --------------------------------------------
                                         Year         Four Months         Year             Year        Four Months         Year
                                        Ended            Ended            Ended           Ended           Ended           Ended
                                     October 31,      October 31,       June 30,        October 31,     October 31,      June 30,
                                        2001             2000             2000             2001            2000            2000
                                    -------------    -------------    -------------    ------------    ------------    ------------
International Core Growth Fund
 (Number of Shares)
Shares sold                             6,276,282        1,025,108        1,618,402         381,350         165,852         780,577
Shares issued as reinvestment of
 dividends                                 44,991               --           33,214          44,971              --          24,738
Shares redeemed                        (6,610,145)        (925,675)      (1,158,306)       (552,680)       (193,498)       (615,038)
                                    -------------    -------------    -------------    ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                             (288,872)          99,433          493,310        (126,359)        (27,646)        190,277
                                    =============    =============    =============    ============    ============    ============
International Core Growth Fund ($)

Shares sold                         $ 109,636,025    $  23,241,494    $  39,015,970    $  6,381,404    $  3,896,070    $ 20,639,997
Shares issued as reinvestment of
 dividends                                857,981               --          745,659         886,366              --         572,187
Shares redeemed                      (116,359,406)     (21,161,483)     (27,691,220)     (9,703,034)     (4,527,377)    (16,620,923)
                                    -------------    -------------    -------------    ------------    ------------    ------------
Net increase (decrease)             $  (5,865,400)   $   2,080,011    $  12,070,409    $ (2,435,264)   $   (631,307)   $  4,591,261
                                    =============    =============    =============    ============    ============    ============

--------------------------------------------------------------------------------


                                                  Class A Shares                                     Class B Shares
                                  -----------------------------------------------    ----------------------------------------------
                                      Year          Four Months         Year             Year          Four Months        Year
                                      Ended            Ended           Ended            Ended            Ended           Ended
                                   October 31,      October 31,       June 30,        October 31,      October 31,      June 30,
                                      2001             2000             2000             2001             2000            2000
                                  -------------    -------------    -------------    -------------    ------------    -------------
International SmallCap Growth
 Fund (Number of Shares)
Shares sold                          33,782,706        7,284,746       18,367,774        1,092,119         647,440        2,668,131
Shares issued as reinvestment
 of dividends                           433,341               --          169,910          189,033              --           85,395
Shares redeemed                     (34,756,699)      (6,508,231)     (13,311,135)      (1,382,154)       (364,779)        (465,407)
                                  -------------    -------------    -------------    -------------    ------------    -------------
Net increase (decrease) in
 shares outstanding                    (540,652)         776,515        5,226,549         (101,002)        282,661        2,288,119
                                  =============    =============    =============    =============    ============    =============
International SmallCap Growth
 Fund ($)

Shares sold                       $ 906,308,851    $ 281,224,096    $ 753,445,372    $  33,089,408    $ 27,240,137    $ 110,600,703
Shares issued as reinvestment
 of dividends                        13,864,436               --        5,544,302        6,411,987              --        2,953,812
Shares redeemed                    (938,355,263)    (252,360,434)    (552,362,495)     (39,029,966)    (15,204,196)     (20,315,971)
                                  -------------    -------------    -------------    -------------    ------------    -------------
Net increase (decrease)           $ (18,181,976)   $  28,863,662    $ 206,627,179    $     471,429    $ 12,035,941    $  93,238,544
                                  =============    =============    =============    =============    ============    =============

                                                  Class C Shares                                     Class Q Shares
                                  -----------------------------------------------    ----------------------------------------------
                                      Year          Four Months         Year             Year          Four Months        Year
                                     Ended             Ended           Ended            Ended             Ended          Ended
                                   October 31,      October 31,       June 30,        October 31,      October 31,      June 30,
                                      2001             2000             2000             2001             2000            2000
                                  -------------    -------------    -------------    -------------    ------------    -------------
International SmallCap Growth
 Fund (Number of Shares)
Shares sold                           3,312,219        1,025,749        4,361,314        6,794,336       2,318,401        6,375,425
Shares issued as reinvestment
 of dividends                           207,388               --           80,888          331,546              --          154,058
Shares redeemed                      (4,157,849)        (736,411)      (1,600,661)      (7,512,106)     (1,788,278)      (4,450,408)
                                  -------------    -------------    -------------    -------------    ------------    -------------
Net increase (decrease) in
 shares outstanding                    (638,242)         289,338        2,841,541         (386,224)        530,123        2,079,075
                                  =============    =============    =============    =============    ============    =============
International SmallCap Growth
 Fund ($)

Shares sold                       $  89,263,930    $  38,976,927    $ 174,228,168    $ 198,098,894    $ 95,855,054    $ 267,585,482
Shares issued as reinvestment
 of dividends                         6,452,890               --        2,568,991       11,232,791              --        4,781,312
Shares redeemed                    (111,213,151)     (28,136,442)     (63,584,070)    (214,377,551)    (75,048,798)    (196,319,048)
                                  -------------    -------------    -------------    -------------    ------------    -------------
Net increase (decrease)           $ (15,496,331)   $  10,840,485    $ 113,213,089    $  (5,045,866)   $ 20,806,256    $  76,047,746
                                  =============    =============    =============    =============    ============    =============

--------------------------------------------------------------------------------


                                                Class A Shares                                    Class B Shares
                                -----------------------------------------------    --------------------------------------------
                                    Year          Four Months         Year             Year         Four Months        Year
                                   Ended            Ended            Ended            Ended            Ended          Ended
                                 October 31,      October 31,       June 30,       October 31,      October 31,      June 30,
                                    2001             2000             2000             2001            2000            2000
                                -------------    -------------    -------------    ------------    ------------    ------------
Emerging Countries Fund
 (Number of Shares)
Shares sold                         9,885,556        2,018,292        7,123,710         117,804          72,083         261,876
Shares issued in merger             5,116,118               --               --         262,850              --              --
Shares issued as reinvestment
 of dividends                              --               --               --              --              --              --
Shares redeemed                   (12,983,659)      (2,106,144)      (6,583,130)       (528,765)       (181,835)       (320,122)
                                -------------    -------------    -------------    ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding                 2,018,015          (87,852)         540,580        (148,111)       (109,752)        (58,246)
                                =============    =============    =============    ============    ============    ============
Emerging Countries Fund ($)
Shares sold                     $ 157,053,986    $  37,136,028    $ 142,495,750    $  2,704,425    $  1,296,696    $  5,287,628
Shares issued in merger            71,829,257               --               --       3,700,055              --              --
Shares issued as reinvestment
 of dividends                              --               --               --              --              --              --
Shares redeemed                  (185,127,818)     (39,399,667)    (131,430,829)     (7,454,159)     (3,310,448)     (6,237,718)
                                -------------    -------------    -------------    ------------    ------------    ------------
Net increase (decrease)         $  43,755,425    $  (2,263,639)   $  11,064,921    $ (1,049,679)   $ (2,013,752)   $   (950,090)
                                =============    =============    =============    ============    ============    ============

                                               Class C Shares                                  Class Q Shares
                                --------------------------------------------    --------------------------------------------
                                     Year        Four Months        Year           Year         Four Months         Year
                                    Ended          Ended           Ended          Ended            Ended           Ended
                                 October 31,     October 31,      June 30,      October 31,      October 31,      June 30,
                                    2001            2000            2000           2001             2000            2000
                                ------------    ------------    ------------    ------------    ------------    ------------
Emerging Countries Fund
 (Number of Shares)
Shares sold                        1,037,359          80,835         395,139       2,972,540       1,364,617       4,383,749
Shares issued in merger              286,653              --              --              --              --              --
Shares issued as reinvestment
 of dividends                             --              --              --              --              --              --
Shares redeemed                   (1,627,250)       (174,804)       (363,300)     (6,076,490)     (1,825,785)     (3,235,471)
                                ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding                 (303,238)        (93,969)         31,839      (3,103,950)       (461,168)      1,148,278
                                ============    ============    ============    ============    ============    ============
Emerging Countries Fund ($)
Shares sold                     $ 14,634,410    $  1,412,550    $  7,854,682    $ 43,163,993    $ 26,686,067    $ 94,747,678
Shares issued in merger            3,875,431              --              --              --              --              --
Shares issued as reinvestment
 of dividends                             --              --              --              --              --              --
Shares redeemed                  (22,140,324)     (3,092,478)     (6,755,539)    (89,992,176)    (34,329,659)    (67,344,187)
                                ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)         $ (3,630,483)   $ (1,679,928)   $  1,099,143    $(46,828,183)   $ (7,643,592)   $ 27,403,491
                                ============    ============    ============    ============    ============    ============

--------------------------------------------------------------------------------

NOTE 10 -- SECURITIES LENDING

Under an agreement with Brown Brothers Harriman ("BBH"), International Value can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, U.S. Government securities or irrevocable performance letters of credit issued by banks approved by the Fund. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in Brown Brothers Investment Trust. A portion of the income generated by the investment of the collateral, net of any rebates paid by BBH to borrowers, is remitted to BBH as lending agent, and the remainder is paid to the Fund. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. During the year ended October 31, 2001, the Funds did not have any securities on loan.

NOTE 11 -- CHANGE IN FUND'S YEAR-END

Effective October 31, 2000, Worldwide Growth, International Core Growth, International SmallCap Growth and Emerging Countries changed their fiscal year-end from June 30 to October 31. Effective October 31, 2000, International changed its fiscal year-end from December 31 to October 31. This change was done to facilitate the administration of the Funds.

NOTE 12 -- REORGANIZATIONS

On February 23, 2001, March 23, 2001 and April 27, 2001, certain Funds, as listed below (each an :"Acquiring Fund"), acquired the assets and certain liabilities of other Funds, also listed below (each an "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 9 -- Capital Shares. The Adviser and the Funds split the cost associated with the Reorganization equally, Net assets and unrealized appreciation/(depreciation) as of the reorganization date were as follows:

                                                                                  Acquired Fund
                                                   Total net        Total net       Unrealized
                                                   assets of        assets of     appreciation/
    Acquiring                Acquired            Acquired Fund   Acquiring Fund   (depreciation)
      Fund                     Fund                 (000's)          (000's)         (000's)
      ----                     ----                 -------          -------         -------
Worldwide Growth     Global Corporate Leaders       $10,838         $489,351        $  1,710
                     Global Brand Names              44,892          489,351          (1,860)
International        International Equity            39,847           16,254          (6,927)
Emerging Countries   Emerging Markets Value          10,380          121,887          (1,352)
                     Emerging Markets Equity          6,473          134,612          (1,893)
                     Worldwide Emerging Markets      62,552          121,887         (15,060)

The net assets of Worldwide Growth, International and Emerging Countries after the acquisitions were approximately $545,081,000, $56,101,000 and $194,819,000, respectively.

NOTE 13 -- FORWARD FOREIGN CURRENCY CONTRACTS

At October 31, 2001 the following forward foreign currency contracts were outstanding for the Pilgrim International SmallCap Growth Fund.

                                             In                   Net Unrealized
                             Settlement   Exchange                Appreciation/
    Currency       Buy/Sell     Date         For        Value $   (Depreciation)
    --------       --------     ----         ---        -------   --------------
Japanese Yen                     USD
JPY 2,536,784,689    Sell     11/21/01   21,700,467   20,728,697       971,770
Japanese Yen                     USD
JPY 1,102,161,446     Buy     11/21/01    9,192,339    9,006,035      (186,304)
                                                                    ----------
                                                                    $  785,466
                                                                    ==========

--------------------------------------------------------------------------------

NOTE 14 -- CONCENTRATION OF RISKS

Foreign Securities (All Funds). Investments in foreign securities may entail risks not present in domestic investments. Since investments of securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments.

Emerging Markets Investments (All Funds). Because of less developed markets and economies and, in some countries, less mature govenments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

NOTE 15 -- SUBSEQUENT EVENTS

Subsequent to October 31, 2001, the following Funds declared dividends of:

                               Per Share       Payable              Record
        Fund            Type     Amount          Date                Date
        ----            ----     ------          ----                ----
International Value
  All Classes           STCG    $0.0352    November 20,2001    November 15, 2001
  All Classes           LTCG    $0.2221    November 20,2001    November 15, 2001
  Class A                NII    $0.0913    November 20,2001    November 15, 2001
  Class B                NII    $0.0028    November 20,2001    November 15, 2001
  Class C                NII    $0.0024    November 20,2001    November 15, 2001
  Class Q                NII    $0.0822    November 20,2001    November 15, 2001
  Class I                NII    $0.1366    November 20,2001    November 15, 2001
Emerging Countries
  Class A                NII    $0.0003    November 20,2001    November 15, 2001
  Class Q                NII    $0.0005    November 20,2001    November 15, 2001

----------
NII -- Net Investment Income
STCG -- Short-term capital gain
LTCG -- Long-term capital gain

Effective November 1, 2001, International and International Core Growth began imposing a 2.00% redemption fee on Class A shares redeemed (including in connection with an exchange) within 30 days or less from their date of purchase.

On November 2, 2001, the Board of Directors/Trustees of the Pilgrim Funds approved a proposal to reorganize the following "Disappearing Fund" into the following "Surviving Fund" (a "Reoganization"):

Disappearing Fund                            Surviving Fund
-----------------                            --------------
Pilgrim International Core Growth Fund       Pilgrim International Fund

The proposed Reorganization is subject to approval by shareholders of the Disappearing Fund. If shareholder approval is obtained, it is expected that the Reorganization would take place during the first half of 2002. Effective March 1, 2002, the following changes to the names of the Funds and Series will occur:

Old Name                                     New Name
--------                                     --------
Pilgrim Mutual Funds                         ING Mutual Funds
Pilgrim Mayflower Trust                      ING Mayflower Trust
Pilgrim Worldwide Growth Fund                ING Worldwide Growth Fund
Pilgrim International Value Fund             ING International Value Fund
Pilgrim International Fund, Inc.             ING International Fund, Inc.
Pilgrim International Core Growth Fund       ING International Core Growth Fund
Pilgrim International SmallCap Growth Fund   ING International SmallCap Growth Fund
Pilgrim Emerging Countries Fund              ING Emerging Countries Fund

Effective March 1, 2002, the Adviser, Distributor and Administrator will change their names as follows:

Old Name                                     New Name
--------                                     --------
ING Pilgrim Investments, LLC                 ING Investments, LLC
ING Pilgrim Securities, Inc.                 ING Distributors, Inc.
ING Pilgrim Group, LLC                       ING Funds, LLC

Pilgrim
Worldwide
Growth Fund

                 PORTFOLIO OF INVESTMENTS as of October 31, 2001
--------------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCK: 95.53%
                   AUSTRALIA: 0.05%
     21,800        News Corp. Ltd.                               $      149,977
                                                                 --------------
                   Total Australia                                      149,977
                                                                 --------------
                   BELGIUM: 0.64%
     88,300        Fortis (B)                                         2,080,841
                                                                 --------------
                   Total Belgium                                      2,080,841
                                                                 --------------
                   BERMUDA: 0.47%
    101,050   @    Tycom Ltd.                                         1,548,086
                                                                 --------------
                   Total Bermuda                                      1,548,086
                                                                 --------------
                   BRAZIL: 0.15%
     19,300        Telecomunicacoes Brasileiras SA ADR                  500,063
                                                                 --------------
                   Total Brazil                                         500,063
                                                                 --------------
                   CANADA: 1.61%
     56,000        Alberta Energy Co. Ltd.                            2,205,697
     48,800        Cameco Corp.                                       1,090,192
     28,500   @    C-Mac Industries, Inc.                               607,050
    117,600        Placer Dome, Inc.                                  1,341,816
                                                                 --------------
                   Total Canada                                       5,244,755
                                                                 --------------
                   CHINA: 1.15%
    107,942   @    China Mobile Hong Kong Ltd. ADR                    1,642,877
 10,700,000        PetroChina Co. Ltd.                                2,016,538
      5,000        PetroChina Co. Ltd. ADR                               93,700
                                                                 --------------
                   Total China                                        3,753,115
                                                                 --------------
                   DENMARK: 1.61%
     32,800        Novo-Nordisk A/S                                   1,329,130
     84,500        TDC A/S                                            2,898,519
     60,200        TDC A/S ADR                                        1,035,440
                                                                 --------------
                   Total Denmark                                      5,263,089
                                                                 --------------
                   FINLAND: 2.63%
    180,620        Nokia OYJ                                          3,773,913
    146,300        Nokia OYJ ADR                                      3,000,613
    149,300        Stora Enso OYJ                                     1,793,014
                                                                 --------------
                   Total Finland                                      8,567,540
                                                                 --------------
                   FRANCE: 4.50%
     44,100        Aventis SA                                         3,242,673
     89,830        Axa                                                1,963,381
        820        Cap Gemini SA                                         46,097
    105,100   @    Infogrames Entertainment                           1,012,439
     18,500        Louis Vuitton Moet Hennessy                          651,782
     77,356        Societe Television Francaise 1                     1,736,663
     21,370        TotalFinaElf SA                                    2,998,513
     31,000        Valeo SA                                           1,059,552
     42,194        Vivendi Universal SA                               1,969,676
                                                                 --------------
                   Total France                                      14,680,776
                                                                 --------------
                   GERMANY: 2.66%
      9,800        Adidas-Salomon AG                                    552,676
      7,100        Allianz AG                                         1,671,879
      1,711        DaimlerChrysler AG                                    59,635
     30,454        Deutsche Bank AG                                   1,692,542
     52,800        E.ON AG                                            2,749,725
      3,600        Muenchener Rueckversicherungs AG                     950,358
      1,200        SAP AG                                               124,124
     22,800        Volkswagen AG                                        873,617
                                                                 --------------
                   Total Germany                                      8,674,556
                                                                 --------------
                   HONG KONG: 1.24%
    476,000        Cheung Kong Holdings Ltd.                          4,027,692
                                                                 --------------
                   Total Hong Kong                                    4,027,692
                                                                 --------------
                   IRELAND: 1.18%
     32,450   @    Elan Corp. PLC ADR                                 1,481,343
    258,945   @    Ryanair Holdings PLC                               2,375,661
                                                                 --------------
                   Total Ireland                                      3,857,004
                                                                 --------------
                   ISRAEL: 1.57%
     89,300   @    Check Point Software Technologies                  2,636,136
     40,250        Teva Pharmaceutical Industries ADR                 2,487,450
                                                                 --------------
                   Total Israel                                       5,123,586
                                                                 --------------
                   ITALY: 1.16%
    407,700        Banca Fideuram S.p.A                               2,511,933
    120,200        Sanpaolo IMI S.p.A                                 1,261,689
                                                                 --------------
                   Total Italy                                        3,773,622
                                                                 --------------
                   JAPAN: 9.78%
     18,700        Advantest Corp.                                      961,361
     98,000        Dai Nippon Printing Co. Ltd.                       1,042,817
     40,600        Fanuc Ltd.                                         1,689,665
     13,000        Fuji Photo Film Co. Ltd.                             428,577
     28,000        Honda Motor Co. Ltd.                               1,003,060
      5,000        Ito-Yokado Co. Ltd.                                  220,327
    118,000        Marui Co. Ltd.                                     1,595,545
    120,000        Matsushita Electric Industrial Co. Ltd.            1,419,887
        127        Mitsubishi Tokyo Financial Group, Inc.               943,082
     15,000        Murata Manufacturing Co. Ltd.                        940,063
  1,604,000        Nippon Steel Corp.                                 2,146,607
        160        Nippon Telegraph & Telephone Corp.                   658,044
    322,000        Nomura Holdings, Inc.                              4,230,446
        244        NTT Docomo, Inc.                                   3,305,235
     23,300        Otsuka Kagu Ltd.                                   1,264,393
    140,000        Sekisui House Ltd.                                 1,126,443
     21,000        Shohkoh Fund                                       2,577,339
     89,300        Sony Corp.                                         3,373,936
    450,000        The Bank of Yokohama Ltd.                          1,601,045
     25,700        Tokyo Electron Ltd.                                1,054,886
     13,200        Toyota Motor Corp.                                   319,915
                                                                 --------------
                   Total Japan                                       31,902,673
                                                                 --------------
                   NETHERLANDS: 2.32%
      3,100        Aegon NV                                              77,793
    151,800   @    ASM Lithography Holding NV                         2,184,583
     54,000   @    ASM Lithography Holding NV ADR                       776,520
     58,780        Koninklijke Ahold NV                               1,652,705
     56,800        Royal Dutch Petroleum Co.                          2,886,514
                                                                 --------------
                   Total Netherlands                                  7,578,115
                                                                 --------------
                   SINGAPORE: 0.66%
    108,700   @    Flextronics Intl. Ltd.                             2,163,130
                                                                 --------------
                   Total Singapore                                    2,163,130
                                                                 --------------
                   SOUTH KOREA: 0.31%
     64,720        Korea Electric Power Corp.                         1,022,686
                                                                 --------------
                   Total South Korea                                  1,022,686
                                                                 --------------
                   SPAIN: 0.48%
     70,000   @    Sogecable SA                                       1,574,037
                                                                 --------------
                   Total Spain                                        1,574,037
                                                                --------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Worldwide
Growth Fund

                 PORTFOLIO OF INVESTMENTS as of October 31, 2001
--------------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------------
                   SWEDEN: 1.07%
    283,000        Europolitan Holdings AB                       $    1,697,963
    348,200        Swedish Match AB                                   1,795,367
                                                                 --------------
                   Total Sweden                                       3,493,330
                                                                 --------------
                   SWITZERLAND: 3.27%
      5,100        Givaudan                                           1,559,347
      5,570        Nestle SA                                          1,154,669
     80,280        Novartis AG                                        3,001,970
     39,500        Roche Holding AG                                   2,735,507
        264   @    Syngenta AG ADR                                       13,480
     47,460        UBS AG                                             2,204,236
                                                                 --------------
                   Total Switzerland                                 10,669,209
                                                                 --------------
                   TAIWAN: 1.58%
    212,300   @    Taiwan Semiconductor Manufacturing Co. Ltd. ADR    2,740,793
    420,400   @    United Microelectronics                            2,396,280
                                                                 --------------
                   Total Taiwan                                       5,137,073
                                                                 --------------
                   UNITED KINGDOM: 10.63%
    214,300        BAA PLC                                            1,710,669
     89,200        Barclays PLC                                       2,682,325
    214,800        BP PLC                                             1,731,823
    163,100   @    British Sky Broadcasting PLC                       1,824,403
    171,300        Cable & Wireless PLC                                 773,916
    458,752        Cadbury Schweppes PLC                              2,852,318
    410,400        Capita Group PLC                                   2,593,420
    995,800        Corus Group PLC                                      799,246
    220,314        Diageo PLC                                         2,197,145
    268,000        HSBC Holdings PLC                                  2,903,333
    157,600        Pearson PLC                                        1,884,223
    137,800        Pizza Express PLC                                  1,546,187
    225,900        Provident Financial PLC                            2,093,693
     88,500        Reckitt Benckiser PLC                              1,234,215
    164,000        Reed Intl. PLC                                     1,341,308
     87,600        Rio Tinto PLC                                      1,420,184
     64,525        Royal Bank of Scotland Group PLC                   1,541,949
  1,526,730        Vodafone Group PLC                                 3,526,432
                                                                 --------------
                   Total United Kingdom                              34,656,789
                                                                 --------------
                   UNITED STATES: 44.81%
    161,100   @    Altera Corp.                                       3,254,220
     44,600        AmerisourceBergen Corp.                            2,834,776
     43,800        Anadarko Petroleum Corp.                           2,498,790
     72,200   @    Analog Devices, Inc.                               2,743,600
     75,500   @    AOL Time Warner, Inc.                              2,356,355
     37,300        AON Corp.                                          1,418,892
     77,400   @    Applied Materials, Inc.                            2,640,114
    101,800        Baker Hughes, Inc.                                 3,647,494
     29,600        Bristol-Myers Squibb Co.                           1,582,120
     62,500   @    Brocade Communications System                      1,534,375
     87,200   @    CIENA Corp.                                        1,417,872
    223,300   @    Cisco Systems, Inc.                                3,778,236
     93,215        Citigroup, Inc.                                    4,246,407
     68,300   @    Costco Wholesale Corp.                             2,583,789
     43,000        Deere & Co.                                        1,590,570
     46,100   @    Dell Computer Corp.                                1,105,478
     66,900        Dynegy, Inc.                                       2,401,710
     47,800   @    eBay, Inc.                                         2,508,544
     30,500   @    Genentech, Inc.                                    1,593,625
     48,600        General Dynamics Corp.                             3,965,760
     27,100        General Electric Co.                                 986,711
     40,000   @    Gilead Sciences, Inc.                              2,516,000
     47,100        Goldman Sachs Group, Inc.                          3,681,336
     33,000   @    Guidant Corp.                                      1,369,830
    132,000   @    Immunex Corp.                                      3,153,480
    206,800        Intel Corp.                                        5,050,056
     16,500        International Business Machines Corp.              1,783,155
     30,500        Johnson & Johnson                                  1,766,255
    123,900   @    Juniper Networks, Inc.                             2,761,731
     36,600   @    King Pharmaceuticals, Inc.                         1,427,034
     32,100   @    Kla-Tencor Corp.                                   1,311,606
     40,500        Lehman Brothers Holdings, Inc.                     2,529,630
     76,600        Lockheed Martin Corp.                              3,735,782
     37,800        Lowe's Cos.                                        1,288,980
     33,100        Marsh & McLennan Cos.                              3,202,425
    112,500        Mattel, Inc.                                       2,129,625
     52,900   @    Maxim Integrated Products                          2,420,175
     59,300        McDonald's Corp.                                   1,545,951
     36,100        McKesson Corp.                                     1,335,339
     84,400   @    Micron Technology, Inc.                            1,920,944
     40,900   @    Microsoft Corp.                                    2,378,335
     20,700        Morgan Stanley Dean Witter & Co.                   1,012,644
     97,800        Motorola, Inc.                                     1,600,987
     63,700   @    National Semiconductor Corp.                       1,654,926
     23,700        Northrop Grumman Corp.                             2,368,815
     88,400   @    Oracle Corp.                                       1,198,704
    149,700   @    Peoplesoft, Inc.                                   4,456,569
     34,100        Pepsi Bottling Group, Inc.                         1,584,968
     72,300        Pfizer, Inc.                                       3,029,370
     23,400        Procter & Gamble Co.                               1,726,452
     56,700   @    Qualcomm, Inc.                                     2,785,104
    106,100        Raytheon Co.                                       3,421,725
     11,000        Schlumberger Ltd.                                    532,620
    267,600   @    Siebel Systems, Inc.                               4,369,909
    182,100   @    Solectron Corp.                                    2,239,830
    105,400        Southwest Airlines                                 1,675,860
    106,200   @    Sprint Corp-PCS Group                              2,368,260
     40,600   @    ST Jude Medical, Inc.                              2,882,600
    113,500        Texas Instruments, Inc.                            3,176,865
     34,000        UnitedHealth Group, Inc.                           2,235,500
     44,900        US Bancorp                                           798,322
    107,500   @    Veritas Software Corp.                             3,050,850
                                                                 --------------
                   Total United States                              146,167,987
                                                                 --------------
                   Total Common Stock (Cost $345,094,377)           311,609,731
                                                                 --------------
PREFERRED STOCK: 1.08%
                   GERMANY: 1.08%
     21,159        Henkel KGaA                                        1,250,938
     49,900        Rhoen Klinikum AG                                  2,283,623
                                                                 --------------
                   Total Germany                                      3,534,561
                                                                 --------------
                   Total Preferred Stock (Cost $4,143,631)            3,534,561
                                                                 --------------
                   Total Long-Term Investments (Cost $349,238,008)  315,144,292
                                                                 --------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Worldwide
Growth Fund

           PORTFOLIO OF INVESTMENTS as of October 31, 2001 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                               Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 2.76%
                   Commercial Paper: 2.76%

$ 9,000,000        FHLMC Discount Note, 3.530% due 11/01/01      $    9,000,000
                                                                 --------------
                   Total Short-Term Investments (Cost $9,000,000)     9,000,000
                                                                 --------------
                   Total Investments in Securities
                     (Cost $358,238,008)*               99.37%   $  324,144,292
                   Other Assets and Liabilities-Net      0.63%        2,048,217
                                                       ------    --------------
                   Net Assets                          100.00%   $  326,192,509
                                                       ======    ==============

@    Non-income producing security
ADR  American Depository Receipt
* Cost for federal income tax purposes is $370,578,360. Net unrealized depreciation consists of:

                   Gross Unrealized Appreciation                 $   11,835,144
                   Gross Unrealized Depreciation                    (58,269,212)
                                                                 --------------
                   Net Unrealized Depreciation                   $  (46,434,068)
                                                                 ==============

                 See Accompanying Notes to Financial Statements

Pilgrim
Worldwide
Growth Fund

           PORTFOLIO OF INVESTMENTS as of October 31, 2001 (Continued)
--------------------------------------------------------------------------------

                                                                   Percentage of
Industry                                                            Net Assets
--------                                                            ----------
Aerospace/Defense                                                       4.14%
Agriculture                                                             0.55%
Airlines                                                                1.24%
Apparel                                                                 0.17%
Auto Manufacturers                                                      0.69%
Auto Parts & Equipment                                                  0.32%
Banks                                                                   4.79%
Beverages                                                               1.16%
Biotechnology                                                           1.46%
Chemicals                                                               0.48%
Commercial Services                                                     1.52%
Computers                                                               2.31%
Cosmetics/Personal Care                                                 0.53%
Diversified Financial Services                                          7.65%
Electric                                                                1.16%
Electronics                                                             2.64%
Engineering & Construction                                              0.52%
Food                                                                    1.74%
Forest Products & Paper                                                 0.55%
Healthcare-Services                                                     3.23%
Holding Companies-Diversified                                           0.20%
Home Builders                                                           0.35%
Home Furnishings                                                        1.47%
Household Products/Wares                                                0.76%
Insurance                                                               2.85%
Internet                                                                1.58%
Iron/Steel                                                              0.90%
Machinery-Diversified                                                   0.49%
Media                                                                   3.94%
Mining                                                                  1.18%
Miscellaneous Manufacturing                                             0.43%
Oil & Gas                                                               4.42%
Oil & Gas Services                                                      1.28%
Pharmaceuticals                                                         7.87%
Pipelines                                                               0.74%
Real Estate                                                             1.23%
Retail                                                                  3.08%
Semiconductors                                                         10.22%
Software                                                                4.15%
Telecommunications                                                     11.97%
Toys/Games/Hobbies                                                      0.65%
Short-Term Investments                                                  2.76%
Other Assets and Liabilities, Net                                       0.63%
                                                                      ------
Net Assets                                                            100.00%
                                                                      ======

                 See Accompanying Notes to Financial Statements

Pilgrim
International
Value Fund

                 PORTFOLIO OF INVESTMENTS as of October 31, 2001
--------------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCK: 95.08%
                   BERMUDA: 0.79%
 17,970,585        First Pacific Co.                             $    1,866,176
  3,160,236        Jardine Matheson Holdings Ltd.                    17,697,326
                                                                 --------------
                   Total Bermuda                                     19,563,502
                                                                 --------------
                   BRAZIL: 7.94%
  4,802,400        Banco Bradesco SA ADR                             17,528,760
  8,577,700        Centrais Eletricas Brasileiras SA ADR             55,833,965
  1,224,200        Companhia de Bebidas das Americas ADR             19,881,008
  2,429,300        Petroleo Brasileiro SA ADR                        46,896,179
  1,208,600        Telecomunicacoes Brasileiras SA ADR               31,314,826
  2,532,786        Tele Norte Leste Participacoes SA ADR             25,733,106
                                                                 --------------
                   Total Brazil                                     197,187,844
                                                                 --------------
                   CHINA: 0.84%
110,680,000        PetroChina Co. Ltd.                               20,858,923
                                                                 --------------
                   Total China                                       20,858,923
                                                                 --------------
                   FRANCE: 6.49%
  3,940,400        Alcatel SA                                        59,436,088
  1,485,000        Alstom                                            22,679,892
    225,800   @    Cereol                                             5,404,377
  1,463,100        Michelin (C.G.D.E.)                               45,177,756
    225,800   @    Provimi SA                                         3,154,077
    179,492        TotalFinaElf SA                                   25,185,266
                                                                 --------------
                   Total France                                     161,037,456
                                                                 --------------
                   GERMANY: 5.50%
    805,500        BASF AG                                           27,241,451
    808,000        Bayerische Hypo-und Vereinsbank AG                24,905,904
  1,664,300        Deutsche Telekom                                  25,732,640
  1,124,988        E.ON AG                                           58,587,275
                                                                 --------------
                   Total Germany                                    136,467,270
                                                                 --------------
                   HONG KONG: 1.03%
  6,146,000        Swire Pacific Ltd.                                25,608,333
                                                                 --------------
                   Total Hong Kong                                   25,608,333
                                                                 --------------
                   IRELAND: 2.62%
  2,727,800        Allied Irish Banks PLC                            26,375,326
  4,322,900        Bank of Ireland PLC                               38,610,132
                                                                 --------------
                   Total Ireland                                     64,985,458
                                                                 --------------
                   ITALY: 2.74%
  3,355,650        ENI-Ente Nazionale Idrocarburi S.p.A.             42,013,875
  3,129,200        Telecom Italia S.p.A.                             26,090,951
                                                                 --------------
                   Total Italy                                       68,104,826
                                                                 --------------
                   JAPAN: 17.51%
    654,000        Daiichi Pharmaceutical Co. Ltd.                   15,343,344
  3,937,000        Daiwa House Industry Co. Ltd.                     26,536,881
  4,183,900        Hitachi Ltd.                                      28,508,357
      6,910        Japan Tobacco, Inc.                               45,109,960
  9,584,000        Komatsu Ltd.                                      29,249,793
  3,415,000        Matsushita Electric Industrial Co. Ltd.           40,407,606
 10,636,000        Mitsubishi Heavy Industries Ltd.                  35,758,555
      6,110        Mitsubishi Tokyo Financial Group, Inc.            45,371,905
  7,603,000        Nippon Mitsubishi Oil Corp.                       40,451,720
      8,125        Nippon Telegraph & Telephone Corp.                33,416,297
    792,000        Ono Pharmaceutical Co. Ltd.                       25,205,435
  3,328,000        Sumitomo Mitsui Banking Corp.                     20,558,130
    302,000        TDK Corp.                                         13,406,341
  4,343,500        The Tokio Marine & Fire Insurance Co. Ltd.        35,479,567
                                                                 --------------
                   Total Japan                                      434,803,891
                                                                 --------------
                   MEXICO: 3.83%
  1,275,060        America Movil SA de C.V. ADR                      19,125,900
  2,233,160        Telefonos de Mexico SA ADR                        76,061,430
                                                                 --------------
                   Total Mexico                                      95,187,330
                                                                 --------------
                   NETHERLANDS: 1.72%
    945,000        Akzo Nobel NV                                     38,716,584
    350,000        European Aeronautic Defense and Space Co.          4,061,015
                                                                 --------------
                   Total Netherlands                                 42,777,599
                                                                 --------------
                   NEW ZEALAND: 1.47%
 19,047,466        Telecom Corp. of New Zealand Ltd.                 36,365,055
                                                                 --------------
                   Total New Zealand                                 36,365,055
                                                                 --------------
                   PORTUGAL: 1.50%
  4,689,976   @    Portugal Telecom SGPS SA                          37,121,895
                                                                 --------------
                   Total Portugal                                    37,121,895
                                                                 --------------
                   SINGAPORE: 2.29%
  3,652,191        DBS Group Holdings Ltd.                           20,834,747
  6,239,000        Oversea-Chinese Banking Corp.                     35,934,012
                                                                 --------------
                   Total Singapore                                   56,768,759
                                                                 --------------
                   SOUTH KOREA: 3.78%
  3,669,900        Korea Electric Power Corp. ADR                    31,964,829
  1,310,000        Korea Telecom ADR                                 27,300,400
  2,015,000        Pohang Iron & Steel Co. ADR                       34,557,250
                                                                 --------------
                   Total South Korea                                 93,822,479
                                                                 --------------
                   SPAIN: 8.27%
  2,873,000        Altadis SA                                        47,160,168
  4,643,533        Banco Bilbao Vizcaya Argentaria SA                51,915,437
  3,887,800        Repsol YPF SA                                     56,299,772
  4,165,518   @    Telefonica SA                                     49,980,626
                                                                 --------------
                   Total Spain                                      205,356,003
                                                                 --------------
                   SWITZERLAND: 4.17%
     91,700        Swisscom AG                                       25,430,166
    341,676        Zurich Financial Services AG                      78,142,741
                                                                 --------------
                   Total Switzerland                                103,572,907
                                                                 --------------
                   UNITED KINGDOM: 21.90%
    980,000        Allied Domecq PLC                                  4,982,764
  9,765,900        BAE Systems PLC                                   47,384,347
  1,265,000        BOC Group PLC                                     17,182,182
  9,121,200        British American Tobacco PLC                      79,502,247
  6,983,730        British Telecommunications PLC                    35,305,540
 43,633,700        Corus Group PLC                                   35,021,157
  4,612,212        Diageo PLC                                        45,996,626
  2,945,600        HSBC Holdings PLC                                 31,910,667
  8,158,800        Imperial Chemical Industries PLC                  38,401,436
  5,429,000        Innogy Holdings PLC                               16,128,327
 30,391,298        Invensys PLC                                      27,814,161
 14,994,750        Marks & Spencer PLC                               62,516,880
  1,330,000        Rolls-Royce PLC                                    2,888,478
  6,616,400        South African Breweries PLC                       40,945,627
  7,959,000        Unilever PLC                                      57,752,418
                                                                 --------------
                   Total United Kingdom                             543,732,857
                                                                 --------------
                   VENEZUELA: 0.69%
    759,700        Compania Anonima Nacional Telefonos de
                     Venezuela ADR                                   17,169,220
                                                                 --------------
                   Total Venezuela                                   17,169,220
                                                                 --------------
                   Total Common Stock (Cost $2,811,042,422)       2,360,491,607
                                                                 --------------
                   Total Long-Term Investments
                     (Cost $2,811,042,422)                        2,360,491,607
                                                                 --------------

                 See Accompanying Notes to Financial Statements

Pilgrim
International
Value Fund

           PORTFOLIO OF INVESTMENTS as of October 31, 2001 (Continued)
--------------------------------------------------------------------------------
                                                                     Value
--------------------------------------------------------------------------------

                   Total Investments in Securities
                     (Cost $2,811,042,422)*             95.08%   $2,360,491,607
                   Other Assets and Liabilities-Net      4.92%      122,249,966
                                                       ------    --------------
                   Net Assets                          100.00%   $2,482,741,573
                                                       ======    ==============

@    Non-income producing security
ADR  American Depository Receipt
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                   Gross Unrealized Appreciation                 $  124,449,595
                   Gross Unrealized Depreciation                   (575,000,410)
                                                                 --------------
                   Net Unrealized Depreciation                   $ (450,550,815)
                                                                 ==============

                 See Accompanying Notes to Financial Statements

Pilgrim
International
Value Fund

           PORTFOLIO OF INVESTMENTS as of October 31, 2001 (Continued)
--------------------------------------------------------------------------------

                                                                   Percentage of
Industry                                                             Net Assets
--------                                                             ----------
Aerospace/Defense                                                       2.19%
Agriculture                                                             7.26%
Auto Parts & Equipment                                                  1.82%
Banks                                                                  12.65%
Beverages                                                               4.50%
Chemicals                                                               4.90%
Computers                                                               0.54%
Electric                                                                6.54%
Electrical Components & Equipment                                       1.15%
Food                                                                    2.34%
Holding Companies-Diversified                                           1.81%
Home Builders                                                           1.07%
Home Furnishings                                                        1.63%
Insurance                                                               4.57%
Iron/Steel                                                              2.80%
Machinery-Construction & Mining                                         1.18%
Machinery-Diversified                                                   0.91%
Miscellaneous Manufacturing                                             2.56%
Oil & Gas                                                               9.33%
Pharmaceuticals                                                         1.64%
Retail                                                                  2.52%
Telecommunications                                                     21.17%
Other Assets and Liabilities-Net                                        4.92%
                                                                      ------
Net Assets                                                            100.00%
                                                                      ======

                 See Accompanying Notes to Financial Statements

Pilgrim
International
Fund

                 PORTFOLIO OF INVESTMENTS as of October 31, 2001
--------------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------------
COMMOM STOCK: 83.32%
                   BELGIUM: 1.79%
     31,050        Fortis (B)                                    $      731,711
                                                                 --------------
                   Total Belgium                                        731,711
                                                                 --------------
                   CANADA: 1.44%
     12,000        Cameco Corp.                                         268,080
     28,200        Placer Dome, Inc.                                    321,762
                                                                 --------------
                   Total Canada                                         589,842
                                                                 --------------
                   DENMARK: 2.94%
      8,000        Novo-Nordisk A/S                                     320,000
     13,200        TDC A/S                                              452,786
     25,200        TDC A/S ADR                                          433,440
                                                                 --------------
                   Total Denmark                                      1,206,226
                                                                 --------------
                   FINLAND: 2.20%
     17,440        Nokia OYJ                                            364,395
      6,800        Nokia OYJ ADR                                        139,468
     29,600        Stora Enso OYJ Class R                               355,192
      3,400        Stora Enso OYJ, Class A                               41,118
                                                                 --------------
                   Total Finland                                        900,173
                                                                 --------------
                   FRANCE: 7.82%
      6,650        Aventis SA                                           487,736
      3,800        Aventis SA ADR                                       277,970
     27,000   @    Infogrames Entertainment                             260,094
     10,700        Schneider Electric SA                                428,080
     10,300        Societe Television Francaise 1                       231,238
      2,115        TotalFinaElf SA                                      296,764
      6,144        TotalFinaElf SA ADR                                  428,483
      8,900        Valeo SA                                             304,194
     10,536        Vivendi Universal SA ADR                             491,294
                                                                 --------------
                   Total France                                       3,205,853
                                                                 --------------
                   GERMANY: 3.72%
      2,620        Allianz AG                                           616,947
      6,889        Deutsche Bank AG                                     382,870
      1,980        Muenchener Rueckversicherungs AG                     522,697
                                                                 --------------
                   Total Germany                                      1,522,514
                                                                 --------------
                   HONG KONG: 2.35%
     14,200   @    China Mobile Hong Kong Ltd. ADR                      216,124
    580,000        Cosco Pacific Ltd.                                   304,872
  2,346,000        PetroChina Co. Ltd.                                  442,131
                                                                 --------------
                   Total Hong Kong                                      963,127
                                                                 --------------
                   IRELAND: 0.88%
     39,400   @    Ryanair Holdings PLC                                 361,471
                                                                 --------------
                   Total Ireland                                        361,471
                                                                 --------------
                   ISRAEL: 2.09%
      7,900   @    Check Point Software Technologies                    233,208
     10,100        Teva Pharmaceutical Industries ADR                   624,180
                                                                 --------------
                   Total Israel                                         857,388
                                                                 --------------
                   ITALY: 2.16%
     98,400        Banca Fideuram S.p.A.                                606,265
     26,500        Sanpaolo IMI S.p.A.                                  278,159
                                                                 --------------
                   Total Italy                                          884,424
                                                                 --------------
                   JAPAN: 15.83%
      4,700        Advantest Corp.                                      241,626
    112,000        Bank of Yokohama Ltd.                                398,482
     23,000        Dai Nippon Printing Co. Ltd.                         244,743
      1,800        Jafco Co. Ltd.                                       116,186
    117,000        Japan Securities Finance Co. Ltd.                    393,358
     29,000        Marui Co. Ltd.                                       392,125
     29,000        Matsushita Electric Industrial Co. Ltd.              343,139
         28        Mitsubishi Tokyo Finance Group, Inc.                 207,924
      3,500        Murata Manufacturing Co. Ltd.                        219,348
     66,000        Nikko Cordial Corp.                                  356,000
    254,000        Nippon Steel Corp.                                   339,924
     32,000        Nomura Securities Co. Ltd.                           420,417
         33        NTT Docomo, Inc.                                     447,020
      5,700        Otsuka Kagu Ltd.                                     309,315
     33,000        Sekisui House Ltd.                                   265,519
      4,700        Shohkoh Fund                                         576,833
     17,800        Sony Corp.                                           672,520
     34,000        Tokio Marine & Fire Insurance Co. Ltd.               277,727
      6,400        Tokyo Electron Ltd.                                  262,695
                                                                 --------------
                   Total Japan                                        6,484,901
                                                                 --------------
                   NETHERLANDS: 5.22%
     11,900   @    ASML Holding NV                                      171,255
     26,000   @    ASML Holding NV ADR                                  373,880
     14,650        Koninklijke Ahold NV                                 411,911
     17,090        Royal Dutch Petroleum Co. ADR                        863,216
     16,380        TPG NV                                               320,000
                                                                 --------------
                   Total Netherlands                                  2,140,262
                                                                 --------------
                   NEW ZEALAND: 0.63%
    232,000        Fletcher Building Ltd.                               258,296
                                                                 --------------
                   Total New Zealand                                    258,296
                                                                 --------------
                   PHILIPPINES: 0.46%
    293,500        Manila Electric Co.                                  186,439
                                                                 --------------
                   Total Philippines                                    186,439
                                                                 --------------
                   SPAIN: 2.25%
     17,750        Banco Popular Espanol                                595,503
     14,600   @    Sogecable SA                                         328,299
                                                                 --------------
                   Total Spain                                          923,802
                                                                 --------------
                   SWEDEN: 2.63%
     68,800        Europolitan Holdings AB                              412,791
     23,180        Foreningssparbanken                                  232,519
     83,922        Swedish Match AB                                     432,713
                                                                 --------------
                   Total Sweden                                       1,078,023
                                                                 --------------
                   SWITZERLAND: 8.20%
      1,210        Givaudan                                             369,963
      2,250        Nestle SA                                            466,428
     27,200        Novartis AG ADR                                    1,023,536
      9,100        Roche Holding AG                                     630,205
      3,480        Swiss Reinsurance                                    357,512
     11,028        UBS AG                                               511,368
                                                                 --------------
                   Total Switzerland                                  3,359,012
                                                                 --------------
                   TAIWAN: 1.06%
     33,700   @    Taiwan Semiconductor Manufacturing Co.
                     Ltd. ADR                                           435,067
                                                                 --------------
                   Total Taiwan                                         435,067
                                                                 --------------
                   UNITED KINGDOM: 18.49%
     15,900        Barclays PLC                                         478,127
     87,100        BP PLC                                               702,243
     40,800   @    British SKY Broadcasting PLC                         456,380
     29,135        Cable & Wireless PLC                                 131,629
     75,983        Cadbury Schweppes PLC                                472,429
     57,600        Capita Group PLC                                     363,989
    206,400        Corus Group PLC                                      165,660
     48,778        Diageo PLC                                           486,453
     24,325        GlaxoSmithKline PLC                                  653,734
     45,000        Matalan PLC                                          236,645
     39,500        Pearson PLC                                          472,251
     27,600        Pizzaexpress PLC                                     309,686
     39,400        Provident Financial PLC                              365,168
     19,900        Reckitt Benckiser PLC                                277,524
     37,000        Reed Intl. PLC                                       302,612
     14,680        Rio Tinto PLC                                        237,994
      3,800        Rio Tinto PLC ADR                                    246,392
     15,625        Royal Bank of Scotland Group PLC                     373,390
    345,972        Vodafone Group PLC                                   799,124
      1,900        Vodafone Group PLC ADR                                43,928
                                                                 --------------
                   Total United Kingdom                               7,575,358
                                                                 --------------

                 See Accompanying Notes to Financial Statements

Pilgrim
International
Fund

           PORTFOLIO OF INVESTMENTS as of October 31, 2001 (Continued)
--------------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------------
                   UNITED STATES: 1.16%
      9,000   @    Mercury Interactive Corp.                     $      214,380
      5,400        Schlumberger Ltd.                                    261,468
                                                                 --------------
                   Total United States                                  475,848
                                                                 --------------
                   Total Common Stock (Cost $39,376,329)             34,139,737
                                                                 --------------
PREFERRED STOCK: 1.16%
                   GERMANY: 1.16%
      4,996        Henkel KGaA                                          295,368
      3,930        Rhoen Klinikum AG                                    179,853
                                                                 --------------
                   Total Germany                                        475,221
                                                                 --------------
                   Total Preferred Stock (Cost $473,035)                475,221
                                                                 --------------
MUTUAL FUNDS: 5.43%
                   UNITED STATES: 5.43%
     34,600        iShares, Inc. (MSCI Germany Index Fund)              454,990
     62,200        iShares, Inc. (MSCI Japan Index Fund)                521,858
     87,400        iShares, Inc. (MSCI United Kingdom Index Fund)     1,247,198
                                                                 --------------
                   Total Mutual Funds (Cost $2,328,022)               2,224,046
                                                                 --------------
                   Total Long-Term Investments (Cost $42,177,386)    36,839,004
                                                                 --------------
Principal
Amount                                                               Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 9.03%

                   U.S. Government Obligations: 9.03%
$ 2,000,000        Federal Home Loan Mortgage Corporation,
                     2.460, due 11/01/01                         $    2,000,000
  1,000,000        U.S. Treasury Bills, 2.260%, due 11/15/01            999,121
    700,000        U.S. Treasury Bills, 3.340%, due 11/15/01            699,091
                                                                 --------------
                                                                      3,698,212
                                                                 --------------
                   Total Short-Term Investments (Cost $3,698,212)     3,698,212
                                                                 --------------
                   Total Investments in Securities
                     (Cost $45,875,598)*                98.94%   $   40,537,216
                   Other Assets and Liabilities-Net      1.06%          433,427
                                                       ------    --------------
                   Net Assets                          100.00%   $   40,970,643
                                                       ======    ==============

@    Non-income producing security
ADR  American Depository Receipt
* Cost for federal income tax purposes is $46,699,283. Net unrealized depreciation consists of:

                   Gross Unrealized Appreciation                 $      846,506
                   Gross Unrealized Depreciation                     (7,008,573)
                                                                 --------------
                   Net Unrealized Depreciation                   $   (6,162,067)
                                                                 ==============

                 See Accompanying Notes to Financial Statements

Pilgrim
International
Fund

           PORTFOLIO OF INVESTMENTS as of October 31, 2001 (Continued)
--------------------------------------------------------------------------------

                                                                   Percentage of
Industry                                                            Net Assets
--------                                                            ----------
Agriculture                                                             1.05%
Airlines                                                                0.88%
Auto Parts & Equipment                                                  0.74%
Banks                                                                   8.44%
Beverages                                                               1.19%
Building Materials                                                      0.63%
Chemicals                                                               0.90%
Commercial Services                                                     2.23%
Diversified Financial Services                                          8.42%
Electric                                                                0.45%
Electronics                                                             1.13%
Equity Fund                                                             5.43%
Food                                                                    3.30%
Forest Products & Paper                                                 0.97%
Hand/Machine Tools                                                      1.04%
Healthcare-Services                                                     0.44%
Home Builders                                                           0.65%
Home Furnishings                                                        2.48%
Household Products/Wares                                                1.40%
Insurance                                                               4.33%
Internet                                                                0.57%
Iron/Steel                                                              1.23%
Media                                                                   5.57%
Mining                                                                  2.62%
Oil & Gas Services                                                      7.31%
Pharmaceuticals                                                         9.81%
Retail                                                                  3.05%
Semiconductors                                                          3.03%
Software                                                                1.16%
Telecommunications                                                      8.40%
Transportation                                                          0.78%
Venture Capital                                                         0.28%
Short-Term Investments                                                  9.03%
Other Assets and Liabilities, Net                                       1.06%
                                                                      ------
Net Assets                                                            100.00%
                                                                      ======

                 See Accompanying Notes to Financial Statements

Pilgrim
International
Core Growth
Fund

                 PORTFOLIO OF INVESTMENTS as of October 31, 2001
--------------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCK: 83.85%
                   BELGIUM: 2.35%
     41,000        Fortis (B)                                    $      966,189
                                                                 --------------
                   Total Belgium                                        966,189
                                                                 --------------
                   CANADA: 3.18%
     19,500        Alberta Energy Co. Ltd.                              766,417
     10,700        Cameco Corp.                                         239,038
     26,600        Placer Dome, Inc.                                    303,506
                                                                 --------------
                   Total Canada                                       1,308,961
                                                                 --------------
                   DENMARK: 2.80%
      7,800        Novo-Nordisk A/S ADR                                 312,000
     17,900        TDC A/S                                              614,006
     13,200        TDC A/S ADR                                          227,040
                                                                 --------------
                   Total Denmark                                      1,153,046
                                                                 --------------
                   FINLAND: 2.93%
     17,600        Nokia OYJ                                            367,738
      6,500        Nokia OYJ ADR                                        133,315
     58,700        Stora Enso OYJ                                       704,732
                                                                 --------------
                   Total Finland                                      1,205,785
                                                                 --------------
                   FRANCE: 9.13%
     12,400        Aventis SA                                           911,772
      8,493        AXA                                                  185,628
     41,600   @    Infogrames Entertainment                             400,737
     10,700        Schneider Electric SA                                428,081
      9,900        Societe Television Francaise 1                       222,258
      3,574        Total Fina Elf SA                                    501,483
     14,500        Valeo SA                                             495,597
     13,224        Vivendi Universal SA ADR                             616,635
                                                                 --------------
                   Total France                                       3,762,191
                                                                 --------------
                   GERMANY: 3.67%
      2,900        Allianz AG                                           682,880
      6,850        Deutsche Bank AG                                     380,702
      1,700        Muenchener Rueckversicherungs AG                     448,780
                                                                 --------------
                   Total Germany                                      1,512,362
                                                                 --------------
                   HONG KONG: 2.49%
     12,800   @    China Mobile Hong Kong Ltd. ADR                      194,816
    586,000        Cosco Pacific Ltd.                                   308,026
  2,770,000        Petrochina Co. Ltd.                                  522,039
                                                                 --------------
                   Total Hong Kong                                    1,024,881
                                                                 --------------
                   IRELAND: 2.73%
     11,400   @    Elan Corp. PLC ADR                                   520,410
     65,805   @    RyanAir Holdings PLC                                 603,721
                                                                 --------------
                   Total Ireland                                      1,124,131
                                                                 --------------
                   ISRAEL: 2.77%
      7,900   @    Check Point Software Technologies                    233,208
     14,700        Teva Pharmaceutical Industries ADR                   908,460
                                                                 --------------
                   Total Israel                                       1,141,668
                                                                 --------------
                   ITALY: 2.18%
     96,800        Banca Fideuram S.p.A.                                596,407
     28,600        Sanpaolo IMI S.p.A.                                  300,202
                                                                 --------------
                   Total Italy                                          896,609
                                                                 --------------
                   JAPAN: 14.43%
      4,600        Advantest Corp.                                      236,485
    111,000        Bank of Yokohama Ltd.                                394,924
     24,000        Dai Nippon Printing Co. Ltd.                         255,384
     29,000        Marui Co. Ltd.                                       392,125
     34,000        Matsushita Electric Industrial Co. Ltd.              402,301
         27        Mitsubishi Tokyo Financial Group Inc.                200,498
      3,300        Murata Manufacturing Co. Ltd.                        206,814
     33,000        Nikko Cordial Corp.                                  178,000
    264,000        Nippon Steel Corp.                                   353,307
     55,000        Nomura Holdings Inc.                                 722,592
         32        NTT Docomo Inc.                                      433,473
      5,100        Otsuka Kagu Ltd.                                     276,756
     35,000        Sekisui House Ltd.                                   281,611
      4,700        Shohkoh Fund                                         576,833
     17,700        Sony Corp.                                           668,742
      2,700        Sony Corp. ADR                                       103,140
      6,400        Tokyo Electron Ltd.                                  262,695
                                                                 --------------
                   Total Japan                                        5,945,680
                                                                 --------------
                   NETHERLANDS: 3.32%
     11,500   @    ASML Holding NV                                      165,499
     25,100   @    ASML Holding NV ADR                                  360,938
     14,670        Koninklijke Ahold NV                                 412,473
      8,500        Royal Dutch Petroleum Co. ADR                        429,335
                                                                 --------------
                   Total Netherlands                                  1,368,245
                                                                 --------------
                   SPAIN: 2.16%
     17,500        Banco Popular Espanol                                587,116
     13,400   @    Sogecable SA                                         301,316
                                                                 --------------
                   Total Spain                                          888,432
                                                                 --------------
                   SWEDEN: 2.18%
     70,700        Europolitan Holdings AB                              424,191
     91,800        Swedish Match AB                                     473,333
                                                                 --------------
                   Total Sweden                                         897,524
                                                                 --------------
                   SWITZERLAND: 7.38%
      1,250        Givaudan                                             382,193
      2,250        Nestle SA                                            466,428
     28,980        Novartis AG ADR                                    1,090,517
      8,700        Roche Holdings AG                                    602,504
     10,800        UBS AG                                               500,796
                                                                 --------------
                   Total Switzerland                                  3,042,438
                                                                 --------------
                   TAIWAN: 1.04%
     33,300   @    Taiwan Semiconductor Manufacturing Co.
                     Ltd. ADR                                           429,903
                                                                 --------------
                   Total Taiwan                                         429,903
                                                                 --------------
                   UNITED KINGDOM: 18.30%
     56,500        BAA PLC                                              451,016
     17,900        Barclays PLC                                         538,269
     55,900        BP PLC                                               450,693
     40,100   @    British SKY Broadcasting PLC                         448,550
     34,200        Cable & Wireless PLC                                 154,512
     78,579        Cadbury Schweppes PLC                                488,570
     88,100        Capita Group PLC                                     556,726
    258,100        Corus Group PLC                                      207,156
     48,277        Diageo PLC                                           481,456
     39,100        Pearson PLC                                          467,469
     29,600        Pizzaexpress PLC                                     332,127
     65,400        Provident Financial PLC                              606,142
     20,800        Reckitt & Benckiser PLC                              290,075
     34,600        Reed International PLC                               282,983
     20,700        Rio Tinto PLC                                        335,591
      3,600        Rio Tinto PLC ADR                                    233,424
     14,399        Royal Bank of Scotland Group PLC                     344,092
    378,000        Vodaphone Group PLC                                  873,102
                                                                 --------------
                   Total United Kingdom                               7,541,953
                                                                 --------------
                   UNITED STATES: 0.81%
      9,000   @    Mercury Interactive Corp.                            214,380
      2,500        Schlumberger Ltd.                                    121,050
                                                                 --------------
                   Total United States                                  335,430
                                                                 --------------
                   Total Common Stock (Cost $38,519,560)             34,545,428
                                                                 --------------

                 See Accompanying Notes to Financial Statements

Pilgrim
International
Core Growth
Fund

           PORTFOLIO OF INVESTMENTS as of October 31, 2001 (Continued)
--------------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------------
PREFERRED STOCK: 1.86%
              GERMANY: 1.86%
      4,661   Henkel KGAA                                        $      275,562
     10,700   Rhoen Klinikum AG                                         489,675
                                                                 --------------
              Total Germany                                             765,237
                                                                 --------------
              Total Preferred Stock (Cost $896,234)                     765,237
                                                                 --------------
MUTUAL FUNDS: 5.11%
              UNITED STATES: 5.11%
     33,900   iShares, Inc. (MSCI Germany Index Fund)                   445,785
     45,500   iShares, Inc. (MSCI Japan Index Fund)                     381,745
     89,500   iShares, Inc. (MSCI United Kingdom Index Fund)          1,277,165
                                                                 --------------
              Total United States                                     2,104,695
                                                                 --------------
              Total Mutual Funds (Cost $2,078,133)                    2,104,695
                                                                 --------------
              Total Long-Term Investments (Cost $41,493,927)         37,415,360
                                                                 --------------
Principal
Amount                                                               Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 8.24%
                   U.S. Government Obligations: 8.24%
$ 1,300,000        Federal Home Loan Mortgage Corporation,
                     2.460%, due 11/01/01                             1,300,000
  2,100,000        U.S. Treasury Bills, 2.265%, due 11/15/01          2,098,150
                                                                 --------------
                                                                      3,398,150
                                                                 --------------
                   Total Short-Term Investments (Cost $3,398,150)     3,398,150
                                                                 --------------
                   Total Investments in Securities
                     (Cost $44,892,077)*                99.06%   $   40,813,510
                   Other Assets and Liabilities-Net      0.94%          385,485
                                                       ------    --------------
                   Net Assets                          100.00%   $   41,198,995
                                                       ======    ==============

@    Non-income producing security
ADR  American Depository Receipt
* Cost for federal income tax purposes is $45,273,888. Net unrealized depreciation consists of:

                   Gross Unrealized Appreciation                 $    1,550,892
                   Gross Unrealized Depreciation                     (6,011,270)
                                                                 --------------
                   Net Unrealized Depreciation                   $   (4,460,378)
                                                                 ==============

                 See Accompanying Notes to Financial Statements

Pilgrim
International
Core Growth
Fund

           PORTFOLIO OF INVESTMENTS as of October 31, 2001 (Continued)
--------------------------------------------------------------------------------

                                                                   Percentage of
Industry                                                            Net Assets
--------                                                            ----------
Agriculture                                                             1.15%
Airlines                                                                1.46%
Auto Parts & Equipment                                                  1.20%
Banks                                                                   7.88%
Beverages                                                               1.17%
Chemicals                                                               0.93%
Commercial Services                                                     2.72%
Diversified Financial Services                                          8.85%
Electronics                                                             1.08%
Engineering & Construction                                              1.09%
Equity Fund                                                             5.11%
Food                                                                    3.32%
Forest Products & Paper                                                 1.71%
Hand/Machine Tools                                                      1.04%
Healthcare-Services                                                     1.19%
Home Builders                                                           0.68%
Home Furnishings                                                        2.85%
Household Products/Wares                                                1.37%
Insurance                                                               3.20%
Internet                                                                0.57%
Iron/Steel                                                              1.36%
Media                                                                   5.68%
Mining                                                                  2.70%
Oil & Gas Services                                                      6.77%
Pharmaceuticals                                                        10.55%
Retail                                                                  2.43%
Semiconductors                                                          2.96%
Software                                                                1.49%
Telecommunications                                                      8.31%
Short-Term Investments                                                  8.24%
Other Assets and Liabilities, Net                                       0.94%
                                                                      ------
Net Assets                                                            100.00%
                                                                      ======

                 See Accompanying Notes to Financial Statements

Pilgrim
International
SmallCap
Growth Fund

                 PORTFOLIO OF INVESTMENTS as of October 31, 2001
--------------------------------------------------------------------------------
Shares                                                                  Value
--------------------------------------------------------------------------------
COMMON STOCK: 95.73%
                   AUSTRALIA: 2.10%
  1,186,863        Boral Ltd.                                       $ 1,951,776
    531,850        Computershare Ltd.                                 1,345,628
    782,300        Mayne Nickless Ltd.                                2,930,969
    326,500   @    Resmed, Inc. ADR                                   1,921,267
                                                                    -----------
                   Total Australia                                    8,149,640
                                                                    -----------
                   BELGIUM: 0.38%
     34,900        Omega Pharma SA                                    1,461,241
                                                                    -----------
                   Total Belgium                                      1,461,241
                                                                    -----------
                   CANADA: 6.77%
    249,800        Abitibi-Consolidated, Inc.                         1,527,010
     31,400   @    Angiotech Pharmaceuticals, Inc.                    1,497,780
     60,700   @    Ballard Power Systems, Inc.                        1,629,795
    217,400   @    Cott Corp.                                         3,052,296
    111,400        Finning International, Inc.                        1,242,614
    166,100   @    Global Thermoelectric, Inc.                          861,484
    144,400        Industrial-Alliance Life Insurance Co.             3,603,630
     78,100   @    Penn West Petroleum Ltd.                           1,953,977
    200,500        Petro-Canada                                       5,161,599
    235,800        Teck Cominco Ltd.                                  1,530,590
    294,900   @    Tesco Corp.                                        1,830,580
    461,900   @    Turbo Genset, Inc.                                   939,404
    143,100   @    Westjet Airlines Ltd.                              1,487,995
                                                                    -----------
                   Total Canada                                      26,318,754
                                                                    -----------
                   DENMARK: 5.64%
    107,400        Carlsberg A/S                                      4,566,128
     43,600        Coloplast A/S                                      3,185,980
     95,100        Danisco A/S                                        3,514,820
     71,300   @    ISS A/S                                            3,358,577
     57,100        NEG Micon A/S                                      1,558,640
    130,000        Novozymes A/S                                      2,622,171
     98,800        Vestas Wind Systems A/S                            3,102,640
                                                                    -----------
                   Total Denmark                                     21,908,956
                                                                    -----------
                   FINLAND: 1.79%
    392,000        Perlos OYJ                                         3,910,159
    537,200        Sonera OYJ                                         3,053,725
                                                                    -----------
                   Total Finland                                      6,963,884
                                                                    -----------
                   FRANCE: 8.46%
     68,100        Altran Technologies SA                             3,123,879
     54,400   @    Atos Origin                                        3,963,335
     68,300        Bouygues Offshore                                  2,386,649
     77,200   @    Business Objects SA                                2,145,619
     95,600        CNP Assurances                                     2,957,966
     55,900        Ingenico                                           1,204,188
     36,300        Pechiney SA                                        1,665,151
     26,000        Pernod-Ricard                                      1,818,237
     51,600        Rexel SA                                           2,538,715
     36,083        Technip-Coflexip SA                                4,076,328
     78,400   @    UBI Soft Entertainment                             2,664,832
     39,000        Union du Credit-Bail Immobilier                    2,018,770
     38,600        Vinci SA                                           2,326,157
                                                                    -----------
                   Total France                                      32,889,826
                                                                    -----------
                   GERMANY: 3.22%
     59,360        Altana AG                                          2,776,349
     33,500        AMB Generali Holding AG                            3,600,722
     32,500        Epcos AG                                           1,398,464
     47,300        Gehe AG                                            1,769,829
     48,400        Stada Arzneimittel AG                              1,340,828
     60,000        Tecis Holding AG                                   1,629,803
                                                                    -----------
                   Total Germany                                     12,515,995
                                                                    -----------
                   GREECE: 0.47%
    134,900        Coca Cola Hellenic Bottling Company SA             1,822,463
                                                                    -----------
                   Total Greece                                       1,822,463
                                                                    -----------
                   HONG KONG: 1.32%
    999,000        Cheung Kong Infrastructure Holdings Ltd.           1,620,173
  2,164,000        China Resources Enterprise                         2,164,000
  1,628,000        Hang Lung Development Co.                          1,367,103
                                                                    -----------
                   Total Hong Kong                                    5,151,276
                                                                    -----------
                   INDIA: 1.60%
    114,600        Dr. Reddy's Laboratories Ltd. ADR                  2,853,540
     55,500   X    Infosys Technologies Ltd. Warrants                 3,370,361
                                                                    -----------
                   Total India                                        6,223,901
                                                                    -----------
                   IRELAND: 2.82%
  1,186,900        Anglo Irish Bank Corp. PLC                         3,597,666
    265,100        Irish Life & Permanent PLC                         2,782,427
    152,800   @    Riverdeep Group PLC ADR                            2,835,968
    182,000   @    Ryanair Holdings PLC                               1,669,738
     83,980   @    Tullow Oil PLC                                        94,548
                                                                    -----------
                   Total Ireland                                     10,980,347
                                                                    -----------
                   ISRAEL: 0.42%
     38,500   @    Taro Pharmaceuticals Industries                    1,620,850
                                                                    -----------
                   Total Israel                                       1,620,850
                                                                    -----------
                   ITALY: 3.56%
    259,500        Autogrill S.p.A.                                   2,077,324
  2,282,800        Parmalat Finanziaria S.p.A.                        6,098,193
    110,500        Recordati S.p.A.                                   2,065,307
    728,300        Saipem S.p.A.                                      3,596,330
                                                                    -----------
                   Total Italy                                       13,837,154
                                                                    -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
International
SmallCap
Growth Fund

          PORTFOLIO OF INVESTMENTS as of October 31, 2001 (Continued)
--------------------------------------------------------------------------------
Shares                                                                  Value
--------------------------------------------------------------------------------
                        JAPAN: 15.19%
     6,320    (1)       Bellsystem 24, Inc.                         $ 2,588,959
    81,000    (1)       Capcom Co. Ltd.                               2,214,289
   359,000              Central Glass Co. Ltd.                        1,942,283
    82,000              Credit Saison Co. Ltd.                        1,960,586
    69,000              Daiichi Pharmaceutical Co. Ltd.               1,618,793
    77,500              FamilyMart                                    1,587,376
    18,200              Goldcrest Co. Ltd.                            1,027,737
    29,500    (1)       Hirose Electric Co. Ltd.                      2,161,737
    49,400    (1)       Hokuto Corporation                            2,136,521
   150,000              Isetan Co. Ltd.                               1,594,924
   268,000              JSR Corp.                                     1,635,840
   172,000              Kaneka Corp.                                  1,191,628
 1,465,000              Kawasaki Steel Corp.                          1,470,439
   720,000    (1)       Keio Electric Railway Co. Ltd.                4,148,027
    59,000              Kyorin Pharmaceutical Co. Ltd.                1,588,804
   573,000              Mitsui O.S.K. Lines Ltd.                      1,379,371
   163,500    (1)       Mitsumi Electric Co. Ltd.                     1,981,293
    35,700              Nichii Gakkan Company                         1,791,628
    54,800    (1)       Nippon System Development Co. Ltd.            2,812,779
    53,300              Nitto Denko Corp.                               904,680
    10,000    (1)       Obic Co. Ltd.                                 2,203,272
   149,000              Onward Kashiyama Co. Ltd.                     1,484,589
    72,900              Ryohin Keikaku Co. Ltd.                       1,737,060
   146,000   @          Sega Corp.                                    2,841,487
   187,100    (1)       Shikoku Electric Power Co., Inc.              3,152,813
    41,900    (1)       Shimamura Co. Ltd.                            2,519,915
   162,000              Shiseido Co. Ltd.                             1,600,898
   183,000              Sumitomo Realty & Development                 1,242,450
   165,000    (1)       Taiyo Yuden Co. Ltd.                          2,229,712
   172,200    (1)       THK Co. Ltd.                                  2,298,904
                                                                    -----------
                        Total Japan                                  59,048,794
                                                                    -----------
                        NETHERLANDS: 1.47%
    62,100              IHC Caland NV                                 3,097,205
   109,500              Moolen Holding (van Der)                      2,634,600
                                                                    -----------
                        Total Netherlands                             5,731,805
                                                                    -----------
                        NORWAY: 4.27%
   168,200              Gjensidige NOR Sparebank                    $ 4,715,429
   501,300              Smedvig A/S                                   3,661,303
   237,700   @          Tandberg ASA                                  4,260,048
   282,400   @          TGS Nopec Geophysical Co. ASA                 3,966,426
                                                                    -----------
                        Total Norway                                 16,603,206
                                                                    -----------
                        SINGAPORE: 0.50%
 1,718,000              Singapore Technologies Engineering Ltd.       1,941,296
                                                                    -----------
                        Total Singapore                               1,941,296
                                                                    -----------
                        SOUTH AFRICA: 0.78%
   318,800              Gold Fields Ltd.                              1,428,968
   271,300              Harmony Gold Mining Co. Ltd. ADR              1,589,818
                                                                    -----------
                        Total South Africa                            3,018,786
                                                                    -----------
                        SPAIN: 5.83%
   115,700              Acciona SA                                    4,109,579
    50,800              Acerinox SA                                   1,589,626
   172,100              Altadis SA                                    2,825,014
   676,500              Corporacion Mapfre Compania Internacional
                          de Reaseguros                               3,693,459
   117,200              Fomento de Construcciones Y Contratas SA      2,524,701
   340,000              Grupo Dragados SA                             4,125,416
   169,100   @          Sogecable SA                                  3,802,423
                                                                    -----------
                        Total Spain                                  22,670,218
                                                                    -----------
                        SWEDEN: 2.41%
    16,175   @          Karo Bio AB                                     503,436
    46,800   @          PerBio Science AB                               623,011
   228,300              Svenska Cellulosa AB                          5,158,040
   599,100              Swedish Match AB                              3,089,042
                                                                    -----------
                        Total Sweden                                  9,373,529
                                                                    -----------
                        SWITZERLAND: 4.18%
     3,000              Disetronic Holding AG                         2,265,639
     8,200              Givaudan                                      2,507,185
   176,700   @          Logitech International SA                     5,402,678
     4,500              Lonza AG                                      2,586,681
     5,320              Synthes-Stratec, Inc.                         3,487,458
                                                                    -----------
                        Total Switzerland                            16,249,641
                                                                    -----------
                        UNITED KINGDOM: 21.66%
   200,000              Alliance Unichem PLC                        $ 1,547,126
   319,600              Allied Domecq PLC                             1,624,991
   816,400              Amey PLC                                      3,658,763
   960,700              BBA Group PLC                                 3,063,363
   554,600              British Energy PLC                            1,961,801
    94,000   @          Cambridge Antibody Technology Group PLC       2,296,836
   633,800              Capita Group PLC                              4,005,140
   532,500   @          Eidos PLC                                     1,639,954
 1,236,000              Electronics Boutique PLC                      2,028,958
   802,200              FKI PLC                                       1,794,649
   958,500   @          Friends Provident PLC                         2,548,117
   543,400              Iceland Group PLC                             1,172,255
   773,200              Innogy Holdings PLC                           2,297,002
   556,300   @          International Power PLC                       1,785,984
   149,600              Johnson Matthey PLC                           1,970,042
 5,231,100              Kidde PLC                                     4,179,573
   463,500              Matalan PLC                                   2,437,443
 2,038,400              MFI Furniture PLC                             3,286,916
 1,108,767              Morrison (Wm.) Supermarkets PLC               3,253,628
   397,200              Nestor Healthcare Group PLC                   3,043,742
   187,100              Next PLC                                      2,361,945
   528,900              Northern Rock PLC                             4,417,917
   250,900   @          Oxford Glycosciences PLC                      1,640,172
   630,600              Pace Micro Technology PLC                     2,949,755
 2,669,300   @          PHS Group PLC                                 3,315,429
   200,000   @          Powderject Pharmaceuticals                    1,217,363
   276,300              Rexam PLC                                     1,473,069
   670,300              Safeway PLC                                   3,408,109
   267,977              Severn Trent Water PLC                        2,777,587
 2,227,600   @          Skyepharma PLC                                1,731,279
   398,000              Smith & Nephew PLC                            2,236,091
   175,800              Smiths Group PLC                              1,741,724
   158,900   @          Stolt Offshore SA ADR                         1,263,255
   452,800              United Utilities PLC                          4,091,410
                                                                    -----------
                        Total United Kingdom                         84,221,388
                                                                    -----------
                        UNITED STATES: 0.89%
   113,800   @          Utstarcom, Inc.                               2,672,024
   103,700   @          Xoma Ltd.                                       774,639
                                                                    -----------
                        Total United States                           3,446,663
                                                                    -----------
                        Total Common Stock (Cost $392,627,113)      372,149,613
                                                                    -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
International
SmallCap
Growth Fund

          PORTFOLIO OF INVESTMENTS as of October 31, 2001 (Continued)
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
PREFERRED STOCK: 1.15%
                        GERMANY: 1.15%
    75,600              Henkel KGaA                               $   4,469,534
                                                                  -------------
                        Total Germany                                 4,469,534
                                                                  -------------
                        Total Preferred Stock
                          (Cost $4,520,907)                           4,469,534
                                                                  -------------
                        Total Long-Term Investments
                          (Cost $397,148,020)                       376,619,147
                                                                  -------------
                        Total Investments in
                          Securities
                          (Cost $ 397,148,020)*       96.88%      $ 376,619,147
                        Other Assets and
                          Liabilities-Net              3.12%         12,134,382
                                                     ------       -------------
                        Net Assets                   100.00%      $ 388,753,529
                                                     ======       =============

@    Non-income producing security
ADR  American Depository Receipt
(1) Security is designated as collateral for forward foreign currency contracts.
X Fair value as determined by Pilgrim Valuation Committee as appointed by the Fund's Board of Directors.

* Cost for federal income tax purposes is $403,586,605. Net unrealized depreciation consists of:

          Gross Unrealized Appreciation                           $  26,247,210
          Gross Unrealized Depreciation                             (53,214,668)
                                                                  -------------
          Net Unrealized Depreciation                             $ (26,967,458)
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
International
SmallCap
Growth Fund

          PORTFOLIO OF INVESTMENTS as of October 31, 2001 (Continued)
--------------------------------------------------------------------------------
                                                                   Percentage of
Industry                                                             Net Assets
--------------------------------------------------------------------------------
Agriculture                                                             2.07%
Airlines                                                                0.81%
Apparel                                                                 0.38%
Applications Software                                                   0.87%
Banks                                                                   3.28%
Beverages                                                               3.31%
Biotechnology                                                           2.05%
Building Materials                                                      1.00%
Chemicals                                                               2.27%
Commercial Services                                                     7.44%
Computers                                                               3.63%
Cosmetics/Personal Care                                                 0.41%
Diversified Financial Services                                          2.32%
Electric                                                                2.37%
Electrical Components & Equipment                                       1.44%
Electronics                                                             3.16%
Energy-Alternate Sources                                                0.42%
Engineering & Construction                                              6.13%
Food                                                                    4.49%
Forest Products & Paper                                                 1.72%
Hand/Machine Tools                                                      0.91%
Healthcare-Products                                                     2.79%
Healthcare-Services                                                     0.78%
Holding Companies-Diversified                                           0.56%
Home Furnishings                                                        1.60%
Household Products/Wares                                                1.15%
Insurance                                                               4.22%
Iron/Steel                                                              0.79%
Machinery-Diversified                                                   0.22%
Media                                                                   0.98%
Mining                                                                  1.60%
Miscellaneous Manufacturing                                             1.70%
Oil & Gas                                                               1.85%
Oil & Gas Services                                                      4.30%
Packaging & Containers                                                  0.38%
Pharmaceuticals                                                         6.65%
Real Estate                                                             1.45%
Retail                                                                  4.20%
Semiconductors                                                          1.01%
Software                                                                3.68%
Telecommunications                                                      2.57%
Toys/Games/Hobbies                                                      0.73%
Transportation                                                          1.42%
Water                                                                   1.77%
Other Assets and Liabilities, Net                                       3.12%
                                                                      ------
Net Assets                                                            100.00%
                                                                      ======

                 See Accompanying Notes to Financial Statements

Pilgrim
Emerging
Countries
Fund

                PORTFOLIO OF INVESTMENTS as of October 31, 2001
--------------------------------------------------------------------------------
Shares                                                                  Value
--------------------------------------------------------------------------------
COMMMON STOCK: 95.22%
                 BELGIUM: 1.76%
   90,900        Fortis (B)                                          $2,142,111
                                                                     ----------
                 Total Belgium                                        2,142,111
                                                                     ----------
                 BERMUDA: 0.52%
   63,000   @    Asia Global Crossing Ltd.                               54,180
2,600,000   @    Euro-Asia Agricultural Holdings Co. Ltd.               580,000
                                                                     ----------
                 Total Bermuda                                          634,180
                                                                     ----------
                 BRAZIL: 6.30%
   22,360        Brasil Telecom Participacoes SA ADR                    626,080
  133,402        Cia Paranaense de Energia ADR                          640,330
   36,075        Companhia de Bebidas das Americas ADR                  585,858
   34,660        Empresa Bras de Aeronautica ADR                        594,766
   79,560        Gerdau SA ADR                                          541,008
  139,860        Petroleo Brasileiro SA ADR                           2,685,312
   86,230        Souza Cruz SA                                          395,726
   70,459        Tele Norte Leste Participacoes SA ADR                  715,863
   18,965        Telemig Celular Participacoes SA ADR                   454,591
   28,400        Votorantim Celulose e Papel SA ADR                     411,800
                                                                     ----------
                 Total Brazil                                         7,651,334
                                                                     ----------
                 CHILE: 1.31%
   20,000        Cervecerias Unidas SA (CIA) ADR                        316,400
   48,450   @    Compania Telecomunicaciones de Chile SA ADR            499,035
   88,500        Empresa Nacional de Electricidad SA/Chile ADR          769,950
                                                                     ----------
                 Total Chile                                          1,585,385
                                                                     ----------
                 CHINA: 1.61%
2,240,000        Beijing Capital Intl. Airport Co. Ltd.                 548,513
3,100,000        Beijing North Star Co.                                 635,897
4,960,000        China Petroleum & Chemical Corp.                       769,436
                                                                     ----------
                 Total China                                          1,953,846
                                                                     ----------
                 GREECE: 0.27%
    1,200        Alpha Bank A.E.                                     $   21,652
    1,700        Coca Cola Hellenic Bottling Co. SA                      22,967
    3,500        Cosmote Mobile Communications SA                        32,299
   13,900        Hellenic Telecommunications Organization SA            225,042
    1,000        National Bank Of Greece SA                              25,652
                                                                     ----------
                 Total Greece                                           327,612
                                                                     ----------
                 HONG KONG: 4.44%
  840,900   @    China Mobile Hong Kong Ltd.                          2,549,652
  430,000   @    China Unicom                                           402,436
  700,000        CNOOC Ltd.                                             686,538
1,800,000        Denway Motors Ltd.                                     600,000
1,160,000        Huaneng Power Intl., Inc.                              713,846
1,400,000        Yanzhou Coal Mining Co. Ltd.                           435,256
                                                                     ----------
                 Total Hong Kong                                      5,387,728
                                                                     ----------
                 HUNGARY: 1.27%
   29,500        Opt Bank Rt. GDR                                     1,547,275
                                                                     ----------
                 Total Hungary                                        1,547,275
                                                                     ----------
                 INDIA: 3.82%
   93,700        HCL Technologies Ltd.                                  320,794
  120,000        Hindustan Lever Ltd.                                   538,487
  240,000        Larsen & Toubro Ltd.                                   825,661
  330,000        Mahanagar Telephone Nigam                              891,186
   65,000        Ranbaxy Laboratories Ltd. GDR                        1,056,250
  188,000        Reliance Industries Ltd.                             1,000,525
                                                                     ----------
                 Total India                                          4,632,903
                                                                     ----------
                 ISRAEL: 1.78%
   35,000        Teva Pharmaceutical Industries ADR                   2,163,000
                                                                     ----------
                 Total Israel                                         2,163,000
                                                                     ----------
                 ITALY: 0.36%
   56,800        Mediolanum S.p.A.                                      439,874
                                                                     ----------
                 Total Italy                                            439,874
                                                                     ----------
                 JAPAN: 4.79%
  139,000        Marui Co. Ltd.                                       1,879,497
  213,000        Nomura Holdings, Inc.                                2,798,401
   30,200        Sony Corp.                                           1,141,018
                                                                     ----------
                 Total Japan                                          5,818,916
                                                                     ----------
                 MALAYSIA: 4.89%
  356,000        Gamuda Bhd                                          $  417,832
  316,000        Genting Bhd                                            773,368
  578,399        MAA Holdings Bhd                                       602,753
  580,000        Malayan Banking Berhad                               1,083,684
  225,000        Nestle (Malaysia) Berhad                             1,190,132
  730,000        Sime Darby Bhd                                         837,579
  450,000        Tenaga Nasional Bhd                                  1,024,342
                                                                     ----------
                 Total Malaysia                                       5,929,690
                                                                     ----------
                 MEXICO: 8.28%
  233,200        Alfa SA                                                208,273
   59,510        America Movil SA de C.V. ADR                           892,650
   45,335        Cemex SA ADR                                         1,042,705
   12,825        Coca-Cola Femsa SA ADR                                 257,654
   16,050        Fomento Economico Mexicano SA ADR                      497,550
1,208,000   @    Grupo Financiero BBVA Bancomer                         914,697
  153,800   @    Grupo Financiero Inbursa SA                            381,555
  229,900   @    Grupo Iusacell S.A de C.V. ADR                         600,039
  259,000        Grupo Modelo SA                                        595,049
   29,100   @    Grupo Televisa SA ADR                                  886,095
   78,560        Telefonos de Mexico SA ADR                           2,675,754
   15,910        TV Azteca SA DE C.V. ADR                                76,686
  429,400        Walmart de Mexico/Mexico City                        1,023,594
                                                                     ----------
                 Total Mexico                                        10,052,301
                                                                     ----------
                 NETHERLANDS: 1.50%
  126,580   @    ASML Holding NV                                      1,821,637
                                                                     ----------
                 Total Netherlands                                    1,821,637
                                                                     ----------
                 PERU: 0.78%
   47,000        Buenaventura SA ADR                                    952,220
                                                                     ----------
                 Total Peru                                             952,220
                                                                     ----------
                 POLAND: 2.08%
   90,000        Bank Polska Kasa Opieki SA GDR                       1,637,100
  242,100        Telekomunikacja Polska SA GDR                          883,665
                                                                     ----------
                 Total Poland                                         2,520,765
                                                                     ----------
                 RUSSIA: 5.13%
   41,000        Lukoil-Holding ADR                                   1,807,075
   45,000   @    Mobile Telesystems ADR                               1,274,400
  165,000        Surgutneftegaz ADR                                   2,083,125
  110,000   @    Unified Energy System GDR                            1,067,000
                                                                     ----------
                 Total Russia                                         6,231,600
                                                                     ----------

                 See Accompanying Notes to Financial Statements

Pilgrim
Emerging
Countries
Fund

          PORTFOLIO OF INVESTMENTS as of October 31, 2001 (Continued)
--------------------------------------------------------------------------------
Shares                                                                   Value
--------------------------------------------------------------------------------
                   SOUTH AFRICA: 8.18%
    403,000        ABSA Group Ltd.                                  $ 1,417,774
     27,500        Anglo American Platinum Corp.                        898,109
  1,800,000        FirstRand Ltd.                                     1,461,050
    100,000        Nedcor Ltd.                                        1,424,174
    899,286        Pick'n Pay Stores Ltd.                             1,057,754
    989,000        Sanlam Ltd.                                          922,237
    155,000        Sappi Ltd.                                         1,445,367
    150,000        Sasol Ltd.                                         1,308,142
                                                                    -----------
                   Total South Africa                                 9,934,607
                                                                    -----------
                   SOUTH KOREA: 17.02%
     10,000        Cheil Communications, Inc.                           890,782
     57,000        Daishin Securities Co.                               514,369
     32,000   X    H & CB                                               789,713
     12,000        Hankuk Electric Glass                                599,535
    130,000        Hotel Shilla Co.                                     638,420
     91,000   X    Kookmin Bank/Old                                   1,330,813
    118,000        Korea Electric Power Corp.                         1,864,601
     31,980        Korea Electric Power Corp. ADR                       278,546
     63,300        Korea Telecom ADR                                  1,319,172
    320,000        Korean Air Co. Ltd.                                1,166,228
     12,000        Nong Shim Co. Ltd.                                   543,765
     40,000        Samsung Electro-Mechanics                            898,528
     44,500        Samsung Electronics                                5,980,442
     61,000        Samsung Securities Co. Ltd.                        1,585,244
      9,250        Shinsegae Co. Ltd.                                   658,462
      8,430        SK Telecom                                         1,603,071
                                                                    -----------
                   Total South Korea                                 20,661,691
                                                                    -----------
                   SWITZERLAND: 3.01%
     66,160        Novartis AG                                        2,473,971
     17,010        Roche Holding AG                                   1,177,999
                                                                    -----------
                   Total Switzerland                                  3,651,970
                                                                    -----------
                   TAIWAN: 5.89%
    428,825        Asustek Computer, Inc. GDR                       $ 1,479,446
        416   #    China Steel Corp. ADR                                  3,267
    180,500        HON HAI Precision Industry GDR                     1,416,925
     15,612   #    HON HAI Precision Industry GDR                       122,554
      9,500        Synnex Technology Intl. Corp. GDR                     33,250
    257,256   @    Taiwan Semiconductor Manufacturing Co.
                     Ltd. ADR                                         3,321,175
     58,335   @    United Microelectronics ADR                          332,510
     56,000        Via Technologies, Inc.                               139,594
    102,000   @    Yageo Corp. GDR                                      300,900
                                                                    -----------
                   Total Taiwan                                       7,149,621
                                                                    -----------
                   THAILAND: 2.35%
    735,000        Advanced Info Service Public Co. Ltd.                682,230
    700,000   @    Land & House Pub Co. Ltd.                            524,491
     45,000   @    Siam Cement                                          487,139
  3,107,000   @    Thai Farmers Bank                                  1,163,996
                                                                    -----------
                   Total Thailand                                     2,857,856
                                                                    -----------
                   TURKEY: 2.62%
 52,000,000        Anadolu Efes Biracilik Ve Malt Sanayii AS          1,026,959
 35,833,332        KOC Holding AS                                       640,282
185,333,327        Sabanci Holding                                      592,602
 83,333,338        Turkcell Iletisim Hizmet AS                          412,748
276,750,000        Yapi VE Kredi Bankasi                                503,182
                                                                    -----------
                   Total Turkey                                       3,175,773
                                                                    -----------
                   UNITED KINGDOM: 5.26%
    128,000        Pearson PLC                                        1,530,333
    183,900        Provident Financial PLC                            1,704,428
    219,000        South African Breweries PLC                        1,362,551
    774,500        Vodafone Group PLC                                 1,788,936
                                                                    -----------
                   Total United Kingdom                               6,386,248
                                                                    -----------
                   Total Common Stock (Cost $136,889,698)           115,610,143
                                                                    -----------

PREFERRED STOCK: 1.96%
                   BRAZIL: 1.96%
 17,140,054        Banco Itau SA                                    $ 1,087,905
     25,939        CVRD -- Companhia Vale do Rio Doce                   540,572
 31,000,100        Eletropaulo Metropolitana de Sao Paulo SA            746,779
                                                                    -----------
                   Total Brazil                                       2,375,256
                                                                    -----------
                   Total Preferred Stock (Cost $2,853,393)            2,375,256
                                                                    -----------
                   Total Long-Term Investments
                     (Cost $139,743,091)                            117,985,399
                                                                    -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
Emerging
Countries
Fund

          PORTFOLIO OF INVESTMENTS as of October 31, 2001 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                                   Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 2.80%
                             Commercial Paper: 1.57%

$1,900,000         FHLMC Discount Note,
                   3.530% due 11/01/01                            $   1,900,000
                                                                  -------------
                   U.S. Government Obligations: 1.23%
 1,500,000         United States Treasury Bill, 2.260%,
                     due 11/15/2001                                   1,498,682
                                                                  -------------
                   Total Short-Term Investments
                     (Cost $3,398,682)                                3,398,682
                                                                  -------------
                   Total Investments in Securities
                     (Cost $143,141,773)*               99.98%    $ 121,384,081
                   Other Assets and Liabilities-Net      0.02%           29,466
                                                       ------     -------------
                   Net Assets                          100.00%    $ 121,413,547
                                                       ======     =============

@    Non-income producing security
ADR  American Depository Receipt
GDR  Global Depository Receipt
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
X Fair value as determined by Pilgrim Valuation Committee as appointed by the Fund's Board of Directors.

* Cost for federal income tax purposes is $144,715,268. Net unrealized depreciation consists of:

                   Gross Unrealized Appreciation                  $   5,536,492
                   Gross Unrealized Depreciation                    (28,867,679)
                                                                  -------------
                   Net Unrealized Depreciation                    $ (23,331,187)
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
Emerging
Countries
Fund

          PORTFOLIO OF INVESTMENTS as of October 31, 2001 (Continued)
--------------------------------------------------------------------------------
                                                                   Percentage of
Industry                                                             Net Assets
--------------------------------------------------------------------------------
Advertising                                                             0.73%
Aerospace/Defense                                                       0.49%
Agriculture                                                             0.80%
Airlines                                                                0.96%
Auto Manufacturers                                                      0.49%
Banks                                                                   9.91%
Beverages                                                               3.84%
Building Materials                                                      1.27%
Chemicals                                                               0.82%
Computers                                                               2.23%
Diversified Financial Services                                          9.47%
Electric                                                                5.85%
Electrical Components & Equipment                                       0.25%
Electronics                                                             6.44%
Engineering & Construction                                              0.80%
Food                                                                    1.44%
Forest Products & Paper                                                 1.53%
Holding Companies-Diversified                                           2.56%
Home Builders                                                           0.43%
Home Furnishings                                                        0.94%
Household Products/Wares                                                0.44%
Insurance                                                               1.62%
Iron/Steel                                                              0.45%
Lodging                                                                 1.16%
Media                                                                   2.05%
Mining                                                                  2.33%
Oil & Gas                                                               7.69%
Pharmaceuticals                                                         5.67%
Real Estate                                                             0.52%
Retail                                                                  3.80%
Semiconductors                                                          4.62%
Software                                                                0.26%
Telecommunications                                                     15.32%
Short-Term Investments                                                  2.80%
Other Assets and Liabilities, Net                                       0.02%
                                                                      ------
Net Assets                                                            100.00%
                                                                      ======

                 See Accompanying Notes to Financial Statements

                         SHAREHOLDER MEETING (Unaudited)

--------------------------------------------------------------------------------

A special meeting of shareholders of the ING Emerging Markets Equity, ING Global Brand Names and ING International Funds, held February 22, 2001, at the offices of ING Pilgrim, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outline below:

                                                            Shares voted
                                               Shares        against or        Shares       Broker         Total
                                              voted for       withheld       abstained     non-vote        Voted
                                              ---------       --------       ---------     --------        -----
ING Emerging Markets Equity Fund

1.   To approve an Agreement and Plan of Reorganization Providing For The Acquisition of All of the Assets and Liabilities
     of ING Emerging Markets Equity Fund by Pilgrim Emerging Countries Fund

                                              1,013,888           --             2,804         --         1,016,692
ING Global Brand Names Fund

1.   To approve an Agreement and Plan of Reoganization providing for the acquisition of all of the assets and liabilities of
     ING Global Brand Names Fund by Pilgrim Worldwide Growth Fund

                                              2,680,425        5,759            30,144         --         2,716,328
ING International Equity Fund

1.   To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of
     ING International Equity Fund by Pilgrim International Fund

                                              2,948,830        2,005             7,167         --         2,958,002

A special meeting of shareholders of the Pilgrim Global Corporate Leaders Fund, held February 23, 2001, at the offices of ING
Pilgrim, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258. A brief description of each matter voted upon as well as the results are outline below:

Pilgrim Global Corporate Leaders Fund

1.   To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of Pilgrim Global
     Corporate Leaders Fund by Pilgrim Worldwide Growth

                                              1,186,462        8,842            19,457         --         1,214,761

A special meeting of shareholders of the Pilgrim Worldwide Emerging Markets and Pilgrim Emerging Markets Value Funds held April 12,
2001, at ING Pilgrim, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258. A brief description of each matter voted upon as well as the results are outline below: Pilgrim Worldwide Emerging Markets Fund 1. To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of Pilgrim Worldwide Emerging

Markets Fund by Pilgrim Emerging Countries Fund

                                              4,555,446      338,827           248,824         --         5,143,097

Pilgrim Emerging Markets Value Fund

1.   To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of Pilgrim Emerging
     Markets Value Fund by Pilgrim Emerging Countries Fund

                                                839,915       34,840            36,462         --           911,217

A special meeting of shareholders of the Pilgrim International SmallCap Growth Fund held April 19, 2001 at ING Pilgrim, 7337 East
Doubletree Ranch Road, Scottsdale, AZ 85258. A brief description of each matter voted upon as well as the results are outline below:
Pilgrim International SmallCap Fund 1. To approve a new Sub-Avisory Agreement between ING Pilgrim Investments, LLC and
Nicholas-Applegate Capital Management ("NACM"), to reflect the acquisition of NACM by Allianz of America, Inc., with no change in the sub-advisory fee

                                             16,679,209      100,683           239,319         --        17,019,211

                 See Accompanying Notes to Financial Statements

                         SHAREHOLDER MEETING (Unaudited)

--------------------------------------------------------------------------------

A special meeting of shareholders of the Pilgrim Funds Trust held March 20, 2001 at ING Pilgrim, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

 Pilgrim Global Brand Names
 Pilgrim International Equity
 Pilgrim Emerging Markets Equity
 Pilgrim Global Communications
 Pilgrim Global Information Technology
 Pilgrim European Equity

1.   Vote on Trustees/Directors
     Paul S. Doherty               427,604,900         --         2,059,716       --        429,664,616
     Alan L. Gosule                427,678,938         --         1,985,678       --        429,664,616
     Walter H. May                 427,672,061         --         1,992,555       --        429,664,616
     Thomas J. McInerney           427,652,027         --         2,012,589       --        429,664,616
     Jock Patton                   427,622,933         --         2,041,683       --        429,664,616
     David W.C.Putnam              427,676,810         --         1,987,806       --        429,664,616
     Blaine E. Rieke               427,585,125         --         2,079,491       --        429,664,616
     John G. Turner                427,662,516         --         2,002,100       --        429,664,616
     Richard A. Wedemeyer          427,652,125         --         2,012,491       --        429,664,616

2. To ratify the appointment of Ernst & Young LLP as Independent Auditors of the Funds for the fiscal year ending October 31, 2001

                                   424,894,887    514,512         4,255,217       --        429,664,616

                 See Accompanying Notes to Financial Statements

                           TAX INFORMATION (Unaudited)

--------------------------------------------------------------------------------

Dividends paid during the fiscal year ended October 31, 2001 were as follows:

                                                                       Per Share
Fund Name                                                  Type          Amount
---------                                                  ----          ------
Worldwide Growth Fund
     Class A                                               STCG         $ 0.5190
     Class B                                               STCG         $ 0.5811
     Class C                                               STCG         $ 0.5168
     Class Q                                               STCG         $ 0.5980
     Class A                                               LTCG         $ 0.2542
     Class B                                               LTCG         $ 0.2846
     Class C                                               LTCG         $ 0.2531
     Class Q                                               LTCG         $ 0.2929
     Class A                                                ROC         $ 0.3006
     Class B                                                ROC         $ 0.3367
     Class C                                                ROC         $ 0.2993
     Class Q                                                ROC         $ 0.3464

International Value Fund
     All Classes                                           STCG         $ 0.5311
     All Classes                                           LTCG         $ 1.3496
                                                                        --------
                                                                        $ 1.8807
                                                                        ========

     Class A                                                NII         $ 0.1419
     Class B                                                NII         $ 0.0278
     Class C                                                NII         $ 0.0366
     Class Q                                                NII         $ 0.1446

International Fund
     All Classes                                           STCG         $ 0.4583
     All Classes                                           LTCG         $ 0.4764
                                                                        --------
                                                                        $ 0.9347
                                                                        ========
International Core Growth Fund
     Class A                                               STCG         $ 0.1544
     Class B                                               STCG         $ 0.1540
     Class C                                               STCG         $ 0.1546
     Class Q                                               STCG         $ 0.1606
     Class A                                               LTCG         $ 0.8903
     Class B                                               LTCG         $ 0.8881
     Class C                                               LTCG         $ 0.8915
     Class Q                                               LTCG         $ 0.9529
     Class A                                                NII         $ 0.4099
     Class B                                                NII         $ 0.3146
     Class C                                                NII         $ 0.3320
     Class Q                                                NII         $ 0.4177

International SmallCap Growth Fund
     Class A                                                NII         $ 0.2335
     Class B                                                NII         $ 0.0716
     Class C                                                NII         $ 0.0916
     Class Q                                                NII         $ 0.2461
     Class A                                               LTCG         $ 1.4849
     Class B                                               LTCG         $ 1.5661
     Class C                                               LTCG         $ 1.4375
     Class Q                                               LTCG         $ 1.5724
     Class A                                               STCG         $ 0.9984
     Class B                                               STCG         $ 1.0530
     Class C                                               STCG         $ 0.9665
     Class Q                                               STCG         $ 1.0572

NII -- Net investment income
STCG -- Short-term capital gain
LTCG -- Long-term capital gain
ROC -- Return of Capital

The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains for Securities and Exchange Commissions (book) purposes and Internal Revenue Service (tax) purposes.

For the fiscal year ended October 31, 2001, 13.63% and 0.03% of the ordinary income distributions declared by International Value Fund and International SmallCap Growth Fund, respectively, qualified for the dividends received deduction available to corporate shareholders.

For federal income tax purposes, the Funds designated the following amounts as capital gains dividends for the year ended October 31, 2001:

                Fund                                                   Amount
                ----                                                   ------
Worldwide Growth Fund                                               $  6,046,730
International Value Fund                                             171,620,623
International Fund                                                     1,318,660
International Core Growth Fund                                         4,032,951
International SmallCap Growth Fund                                    28,498,503

During the fiscal year ended October 31, 2001, the foreign taxes paid or withheld were, $462,979, $7,322,252, $100,383, $123,858, $914,538 and $1,558,521
in total on $2,929,568, $51,013,408, $608,562, $655,048, $7,063,285 and
$2,127,501 of foreign source income for the Worldwide Growth Fund, International Value Fund, International Fund, International Core Growth Fund, International SmallCap Growth Fund and Emerging Countries Fund, respectively.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their Investments in the Funds. In January 2002, shareholders, excluding corporate shareholders, will receive an IRS Form 1099 DIV regarding the federal tax status of the dividends distributions received by them in calendar 2001.

INVESTMENT MANAGER
ING Pilgrim Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR
ING Pilgrim Group, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

DISTRIBUTOR
ING Pilgrim Securities, Inc.
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-334-3444

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

CUSTODIAN
Brown Brothers Harriman
40 Water Street
Boston, Massachusetts 02109-3661

LEGAL COUNSEL
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1670 Broadway, Suite 1000
Denver, Colorado 80202

Prospectus containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling ING Pilgrim Securities, Inc., Distributor, at 1-800-334-3444. Please read the prospectus carefully before you invest or send money.

[LOGO] ING PILGRIM                                        INTLIQANN103101-122101